SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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LONGS DRUG STORES CORPORATION
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NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

        The Annual Meeting of Stockholders of Longs Drug Stores Corporation will be held at the Shadelands Arts Center, 11 North Wiget Lane (at Ygnacio Valley Road), Walnut Creek, California, on Tuesday, May 20, 2003 at 11:00 a.m. PDT for purposes of:

  •
  electing five directors;

  •
  approving the 2003 Executive Incentive Plan;

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  approving the Amended and Restated 1995 Long-Term Incentive Plan;

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  ratifying our board of directors' appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 29, 2004; and

  •
  transacting such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

        Only stockholders of record at the close of business on Tuesday, April 8, 2003 will be entitled to vote at the meeting and any adjournment or postponement of the meeting.

        If you are unable to be present, you can vote your shares by either telephone or the Internet or by signing the enclosed proxy and returning it in the enclosed postage paid envelope.

Walnut Creek, California April 18, 2003	By Order of the Board of Directors,

WILLIAM J. RAINEY Secretary

EXECUTIVE OFFICES
141 NORTH CIVIC DRIVE
WALNUT CREEK, CALIFORNIA 94596

PROXY STATEMENT

        We are submitting the following information concerning the enclosed proxy and the matters to be acted upon at our annual meeting of stockholders to be held on May 20, 2003, or any adjournment or postponement of the meeting, pursuant to the notice of the meeting. Longs Drug Stores Corporation operates primarily through Longs Drug Stores California, Inc., a wholly-owned subsidiary. References to "we," "us" or "our" in this proxy statement include, as appropriate, Longs Drug Stores Corporation and its subsidiaries.

        The approximate date on which this proxy statement and form of proxy are first being sent or given to our stockholders is April 18, 2003.

INFORMATION CONCERNING PROXY

        Your proxy is being solicited on behalf of our board of directors. You may revoke your proxy at any time before its exercise by filing with our corporate secretary a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the meeting and voting in person.

        We have engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies from brokers, banks, institutions and other stockholders for an anticipated fee of approximately $7,500, plus reasonable out-of-pocket costs and expenses. Our directors, officers and regular employees may solicit proxies by mail, electronic mail, telephone, telegraph or personal interview without additional compensation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The entire cost of solicitation of proxies will be borne by us.

        As of April 8, 2003, we had 37,309,425 shares of common stock outstanding. Only stockholders of record at the close of business on April 8, 2003 will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the meeting. Each share is entitled to one vote on matters to be acted upon at the annual meeting.

        The inspector of elections will tabulate votes cast by proxy or in person at the annual meeting. The inspector of elections will also determine whether or not a quorum is present. In general, Maryland law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The inspector of elections will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes will not affect the election of directors. Approval of the 2003 Executive Incentive Plan and Amended and Restated 1995 Long-Term Incentive Plan requires the affirmative vote of a majority of the votes present, in person or by proxy, and entitled to vote on the proposal. Broker non-votes will not be counted as shares voted on these proposals and will not affect the voting on these proposals. Abstentions will have the same effect as a vote against these proposals. Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of the votes present, in person or by proxy, and entitled to vote on the proposal. Any proxy that is returned using the form of proxy enclosed, which is not marked as to a particular item, will be voted for the election of directors, for the appoval of the 2003 Executive Incentive Plan, for the approval of the Amended and Restated 1995 Long-Term Incentive Plan, for the ratification of the appointment of the designated independent auditors and as the proxy holders deem advisable on other matters that may come before the annual meeting.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

        Our board of directors currently consists of fourteen members, divided into three classes. As a result of our board of directors' general policy not to renominate as directors individuals who are current or former employees, G. H. Saito and T. R. Sweeney, both current directors, have not been renominated for additional terms. As a result, the number of directors will be reduced by two immediately prior to the opening of the vote at the annual meeting (both in the class to be elected), and you will be asked to elect five directors. The terms of four of these directors will expire at our annual meeting of stockholders in 2006, and the term of one of these directors will expire at our annual meeting of stockholders in 2005. Our seven directors not up for election will continue to serve as set forth below. The board of directors intends to continue its general policy not to renominate as directors individuals who have reached age 72.

        The proxy holders will vote the proxies received by them for the following five nominees for the terms set forth below and until their successors are duly elected and qualified, unless authorization to vote for election of directors has been withheld. The five nominees receiving the greatest number of votes will be elected as our directors. W. F. Bryant, M. H. Dashe, M. S. Metz, A. G. Wagner and D. E. Knapp have consented to being named as a nominee and to serve, if elected. In the event that any nominee is unable to serve, the proxy holders will vote the proxies for another person designated by our board of directors.

        The following sets forth information as to each nominee for election at this meeting and each director continuing in office, including their ages, present principal occupations and those held during the last five years, directorships in other publicly-held corporations, membership on committees of our board of directors and the year in which each first became one of our directors. All occupations listed refer to us unless otherwise stated.

Nominees for Election at this Meeting
(Terms to Expire 2006)

        W. F. Bryant, 57, has been our President and Chief Executive Officer since 2002. He was Senior Vice President of The Kroger Co., a retail grocery chain, from 1999 to 2002. Prior to that, from 1996 to 1999, he was President and Chief Executive Officer of Dillon Companies, Inc., a retail grocery chain and subsidiary of The Kroger Co. He has been one of our directors since 2002.

        M. H. Dashe, 60, has been Chairman of the Board, Chief Executive Officer and President of Cost Plus, Inc., a specialty retailer of casual home living and entertaining products, since February 1998. He was Vice Chairman and President of Cost Plus, Inc. from 1997 to February 1998. Mr. Dashe is a member of the Finance and Strategic Planning Committee and the Nominating Committee. He has been one of our directors since 2002.

        M.S. Metz, Ph.D., 65, has been President of S.H. Cowell Foundation, a California non-profit public benefit corporation, since 1999. She was Dean of U.C. Berkeley Extension from 1991 to 1998. Dr. Metz is a director of PG&E Corporation, UnionBanCal Corporation and SBC Communications, Inc. Dr. Metz chairs the Audit and Compliance Committee and is a member of the Nominating Committee and the Finance and Strategic Planning Committee. She has been one of our directors since 1991.

        A.G. Wagner, 60, has been Chief Executive Officer of Hospital Systems of the San Francisco Department of Public Health, since 2001. He was Chief Executive Officer of Community Health Network of San Francisco from 1998 to 2001. He was Executive Administrator of Laguna Honda Hospital from 1988 to 1998. Mr. Wagner chairs the Compensation Committee and is a member of the Audit and Compliance Committee and the Nominating Committee. He has been one of our directors since 1999.

Nominee for Election at this Meeting
(Term to Expire 2005)

        D. E. Knapp, 55, has been President of BrandStrategy, Inc., which advises leading brands world-wide and specializes in creating and implementing successful BrandStrategy™ Doctrines, since 1992. He is a member of the Compensation Committee and the Finance and Strategic Planning Committee. He has been one of our directors since 2002.

Our board of directors recommends a vote for all of the nominees listed above.

Directors Whose Present Terms Expire 2004

        R.M. Long, 64, has been our Chairman of the Board since 1991. He was our Chairman of the Board and Chief Executive Officer from 1991 to 2000. He has been one of our directors since 1968.

        R.A. Plomgren, 69, retired as our Senior Vice President–Development and Chief Financial Officer in 2000. He served us in those capacities from 1995 to 2000. Mr. Plomgren is a member of the Compensation Committee and the Finance and Strategic Planning Committee. He has been one of our directors since 1972.

        H.R. Somerset, 67, was our Vice Chairman from October 2002 to February 2003 and our President and Chief Executive Officer from February 2002 to October 2002. He was a business consultant from 1994 to 2002. He has been one of our directors since 1992.

        F.E. Trotter, 72, has been President of F.E. Trotter, Inc., an agricultural consulting company, since 1983. Mr. Trotter is a director of Haleakala Ranch Co. and Maui Land and Pineapple Co. Mr. Trotter is a member of the Audit and Compliance Committee, the Compensation Committee and the Finance and Strategic Planning Committee. He has been one of our directors since 1989.

Directors Whose Present Terms Expire 2005

        L.T. Barnes, Jr., 51, has been Vice President and Treasurer of PG&E Corporation, an energy-based holding company, since 2001. He was Vice President and Treasurer of Gap, Inc., a retail clothing company, from 1997 to 2001. Mr. Barnes is a director of The McClatchy Company. Mr. Barnes is a member of the Audit and Compliance Committee, the Finance and Strategic Planning Committee and the Nominating Committee. He has been one of our directors since 2002.

        W.L. Chenevich, 59, has been Vice Chairman of U.S. Bancorp, a financial holding company, since 1999. He was Group Executive Vice President of Visa International from 1994 to 1999. Mr. Chenevich is a director of VeriSign, Inc. Mr. Chenevich is a member of the Audit and Compliance Committee, the Compensation Committee and the Finance and Strategic Planning Committee. He has been one of our directors since 1999.

        D.L. Sorby, Ph.D., 69, has been our Lead Director since 2002. Dr. Sorby has been a pharmaceutical consultant and Dean Emeritus of the School of Pharmacy, University of the Pacific, since 1995. Dr. Sorby chairs the Nominating Committee and is a member of the Audit and Compliance Committee and the Compensation Committee. He has been one of our directors since 1995.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Directors' Compensation

        Directors who are also employees receive no additional compensation for their services as directors. Each other member of the board of directors is paid an annual retainer of $34,000 plus a fee of $1,000 for each board meeting attended. The lead director receives an additional annual retainer of $10,000. Each director who is not one of our employees receives $1,000 for each committee meeting attended. Each committee chairperson receives an additional annual fee of $5,000 for each such position held, and each committee member receives an additional annual fee of $1,000 for each committee upon which he or she serves. Each committee member receives a fee of $250 for each committee telephone meeting or each minor committee meeting in which he or she participates. The chairperson is responsible for designating any meetings that are to be considered as "minor."

        In addition to the above compensation, in May 2002 the board of directors made unrestricted stock grants to each of the nine directors who were not one of our employees. The stock grants ranged from 200 to 300 shares per director. The closing price of the shares on the date of the grant was $30.45.

Lead Director

        Our bylaws provide that if at any time our chairman of the board shall be an executive officer or former executive officer or for any reason shall not be an independent director, a lead director shall be selected by the board's independent directors from among the directors who are not one of our executive officers or former executive officers and are otherwise independent. Since our current chairman of the board is a former executive officer, our board has appointed a lead director. Our lead director presides as chairman of meetings of our board of directors and our board's executive committee. Our lead director also performs such other duties as are assigned to him. D.L. Sorby has been our lead director since 2002.

Meetings of the Board of Directors

        During the fiscal year ended January 30, 2003, our board of directors met twelve times. During fiscal 2003, each director attended more than 75% of all meetings of the board of directors and the committees upon which he or she served.

Committees of the Board of Directors

        The Audit and Compliance Committee consists entirely of non-employee directors each of whom is "independent" and "financially literate" as those terms are defined in the New York Stock Exchange listing standards. The current committee members are M.S. Metz, who is the Chairperson, L.T. Barnes, Jr., W.L. Chenevich, D.L. Sorby, F.E. Trotter and A.G. Wagner. The Audit and Compliance Committee's primary functions are to monitor our accounting, financial reporting and control procedures, and to recommend our independent certified public accountants. The committee met eight times during the fiscal year ended January 30, 2003.

        The Compensation Committee establishes compensation for our senior executive officers and administers our long-term incentive plan. The current committee members are A.G. Wagner, who is the Chairperson, W.L. Chenevich, D.E. Knapp, R.A. Plomgren, D.L. Sorby and F.E. Trotter. The committee met six times during the fiscal year ended January 30, 2003.

        The Nominating Committee recommends to our board of directors candidates for directors. The committee will consider qualified candidates, including those submitted by stockholders. Stockholder recommendations may be submitted to our corporate secretary in accordance with our bylaws. The current committee members are D.L. Sorby, who is the Chairperson, L.T. Barnes, Jr., M.H. Dashe, M.S. Metz and A.G. Wagner. The committee met twenty-four times during the fiscal year ended January 30, 2003.

        The Finance and Strategic Planning Committee is responsible for reviewing and approving the annual operating plan, the capital expenditure budget and the long-range strategic plan. The committee reviews and makes recommendations to our board of directors on all major financial transactions. The committee approves the recommended purchase and sale of our common stock by us or by the Employee Savings and Profit Sharing Plan. The current committee members are L.T. Barnes, Jr., who is the Chairperson, W.L. Chenevich, M.H. Dashe, D.E. Knapp, M.S. Metz, R.A. Plomgren, T.R. Sweeney and F.E. Trotter. The committee met four times during the fiscal year ended January 30, 2003.

AUDIT AND COMPLIANCE COMMITTEE REPORT

        The Audit and Compliance Committee of our board of directors is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls and the independence and performance of our internal and independent auditors. The committee also recommends to our board of directors, subject to stockholder ratification, the selection of our independent auditors. The committee consists of six non-employee directors and operates under a written charter adopted and approved by our board of directors. Each committee member is independent as defined by New York Stock Exchange listing standards.

        Management is responsible for the financial reporting process, including the system of internal controls and the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent auditors are responsible for auditing those financial statements. The committee's responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing nor are we experts in the fields of accounting or auditing, including, with respect to auditor independence. The committee relies, without independent verification, on the information provided to it and on the representations made by management and our independent auditors.

        In this context, the committee held eight meetings during fiscal 2003. The committee designed the meetings to, among other things, facilitate and encourage communication among the committee, management, internal auditors and our independent auditors, Deloitte & Touche LLP. The committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The committee met with our internal and independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of our internal controls. The committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended January 30, 2003 with management, our internal auditors and our independent auditors.

        The committee also discussed with our independent auditors matters required to be discussed with audit committees under auditing standards generally accepted in the United States of America, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

        Our independent auditors also provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with our independent auditors their independence from us. When considering Deloitte & Touche LLP's independence, the committee considered whether their provision of services to us, beyond those rendered in connection with their audit and review of our consolidated financial statements, was compatible with maintaining their independence. The committee also reviewed, among other things, the amount of fees paid to Deloitte & Touche LLP for audit and non-audit services.

        Based on the committee's review and these meetings, discussions and reports and subject to the limitations on our role and responsibilities referred to in the Audit and Compliance Committee Charter, the committee recommended to our board of directors that our audited consolidated financial statements for the fiscal year ended January 30, 2003 be included in our annual report on Form 10-K. The committee has also recommended the selection of our independent auditors, and based on the committee's recommendation our board of directors has selected Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 29, 2004, subject to stockholder ratification.

        The following table summarizes fees paid to Deloitte & Touche LLP for the fiscal years ended January 30, 2003 and January 31, 2002:

	Fiscal Year Ended
	January 30, 2003	January 31, 2002
Audit Fees	$478,000	$379,000
Audit Related Fees	51,000	30,000
Tax Fees	834,000	113,000
All Other Fees	20,000	4,821,000

Total Fees	$1,383,000	$5,343,000

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  Audit Related Fees include amounts related to the audits of the Longs Drug Stores California, Inc. Employee Savings and Profit Sharing Plan, and other accounting and reporting consultations.
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  Tax Fees include amounts related to the reviews of our federal and state income tax returns, tax consultations and advice, and tax planning.
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  All Other Fees in fiscal 2003 represent amounts paid for a consulting project. All Other Fees in fiscal 2002 represent amounts paid to Deloitte Consulting for consulting services related to certain of our strategic initiatives.

        In August 2002, the Audit and Compliance Committee adopted a policy for pre-approval of audit and non-audit services performed by our independent auditors. This policy specifically prohibits our independent auditors from performing any of the services set forth in Section 201(a) of the Sarbanes-Oxley Act of 2002. These prohibited services include (1) bookkeeping or other services related to our accounting records or financial statements; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing; (6) management functions; (7) human resources; (8) broker-dealer, investment adviser or investment banking services; (9) legal services; (10) certain expert services; and (11) certain tax services. Further, the Audit and Compliance Committee must pre-approve all non-audit services provided to us by our independent auditors. The Audit and Compliance Committee may delegate authority to grant pre-approvals to one or more designated members of the committee. The committee also reviews all non-audit services performed by our independent auditors, and the associated fees, at each regularly scheduled quarterly meeting. We did not apply a de minimis exception to our pre-approval policy for any of the fees paid to Deloitte & Touche LLP after adoption of the policy in August 2002.

M.S. Metz, Chairperson
L.T. Barnes, Jr.
W.L. Chenevich
D.L. Sorby
F.E. Trotter
A.G. Wagner

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee consists of six members of our board of directors, none of whom is or has been one of our officers or employees, except R.A. Plomgren, who was our Senior Vice President–Development and Chief Financial Officer from 1995 to 2000 (and will cease to be a member on May 20, 2003). Each member of the committee meets the definition of "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934. Each member of the committee other than Mr. Plomgren meets the requirements of "outside director" within the meaning of Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Mr. Plomgren abstains from voting on matters where Section 162(m) would apply. The committee has overall responsibility for our executive and director compensation policies and practices. The committee's functions include:

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  Determining the compensation of our Chief Executive Officer;
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  Approving all other executive officers' compensation, including salary and payments under our bonus program, in each case based in part upon the recommendation of our Chief Executive Officer;
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  Granting awards under our long-term incentive plans, and
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  Annually reviewing director compensation and recommending to the full board for approval the form and amount of director compensation.

        We and our board of directors monitor corporate governance developments. In February 2003, our board of directors approved the amendment and restatement of our Compensation Committee charter in anticipation of the adoption of the New York Stock Exchange's new listing standards.

Compensation Philosophy

        In compensating executives, including our Chief Executive Officer, our policy has been to employ a straightforward compensation program under which our executives are paid competitive base salaries and a significant portion of compensation is tied to our short-term and long-term performance. The committee believes this approach is a key factor in attracting and retaining capable leadership and provides an appropriate incentive to senior management to continually strive to increase our long-term profitability and stockholder value. The major components of executive compensation consist of base salary, short-term incentive bonuses and awards under our long-term incentive plans.

Base Salary

        Through fiscal 2003 base annual salaries for our executive officers were set at levels that the committee believes, based on its study of publicly available comparative industry data, were competitive with our relevant peer group of companies. We intend to benchmark our executive officers' base annual salaries each year against a relevant peer group of companies in order to continue to attract and retain qualified executives. The companies surveyed for this comparison have included selected peer group companies included in the chart appearing under "Performance Graph" on page 16, and certain additional grocery and general merchandise retailers, although the precise group of companies surveyed may vary slightly from year to year.

Short-Term Incentives

        The second component of cash compensation is our bonus program. Under our bonus program, as in effect through fiscal 2003, the committee normally establishes a bonus amount for each executive officer at the beginning of each year equal to a fixed percentage of our operating income before provisions ("OIBP"). The applicable percentage for each executive officer was determined by the committee, after review of management's recommendations, based on the executive officer's potential to contribute to our success in achieving and exceeding target operating plan results. We designed this bonus program to produce cash compensation, at target levels of OIBP, that the committee believed was fair and competitive for senior management when compared against our relevant peer group of companies. Effective fiscal 2004 and subject to stockholder approval, we adopted the 2003 Executive Incentive Plan under which executive officers can earn an annual bonus based on our achievement of predetermined objective financial criteria established by the committee. The 2003 Executive Incentive Plan is intended to permit our payment and award of qualified "performance-based" compensation that will not be subject to the deduction limitations of Section 162(m). See "Proposal 2: Approval of the 2003 Executive Incentive Plan" and the heading below "Deductibility of Compensation Expenses."

Long-Term Incentives

        The third component of executive compensation is the granting of equity-based awards under our 1995 and 2000 Long-Term Incentive Plans. Awards under both plans can include restricted stock, stock options, performance shares and stock appreciation rights. Historically, we have granted stock options and restricted stock under the plans to, among others, executive officers, key general office employees and key store employees. Stock options and restricted stock are intended to motivate our executive officers, key employees and other employees to improve the long-term performance of our common stock. Because we award stock options having an exercise price equal to the market price of our common stock at the time of grant, the option grants provide value only when the price of our common stock increases above that price, thereby tying awards to the future performance of our common stock. Restricted stock awards also serve to directly tie compensation with our performance since an increase in the stock price results in a benefit to the holder of our restricted stock. In addition because our stock options and restricted stock generally vest over a period of four years and require the holder to remain employed by us until the time of vesting, this form of compensation is intended to assist us in retaining our executive officers and other key employees in order to sustain positive performance on a multi-year basis. The committee has based the size of awards under the plans primarily on the position and general level of responsibility of the recipient by reference to competitive grant practices of our relevant peer group of companies. The committee also considers subjective factors on a case-by-case basis, as it believes to be in our and our stockholders' best interests.

Compensation of the Chief Executive Officer

        In October 2002, the committee approved an employment contract with Warren F. Bryant to serve in the position of President and Chief Executive Officer. Mr. Bryant's annual base salary was set at $750,000 for fiscal 2003. The committee also approved a one-time employment bonus of $300,000 and a grant of 230,000 stock options under the 1995 Long-Term Incentive Plan. The committee approved an annual target bonus for Mr. Bryant of 80% of Mr. Bryant's base salary. The compensation arrangements for our new Chief Executive Officer were established in light of the compensation philosophy described above and upon the recommendations of outside experts.

Deductibility of Compensation Expenses

        Section 162(m) limits federal income tax deductions for compensation paid by us to our Chief Executive Officer and four other most highly compensated executive officers to $1 million per officer per year, unless it is qualified "performance-based" compensation. To qualify as "performance-based" compensation, compensation must be paid pursuant to an incentive plan the material terms of which have been approved by stockholders, and must satisfy certain other conditions, including limitations on the discretion of the committee in determining the amounts of such compensation. We have amended and restated the 1995 Long-Term Incentive Plan, and the 2003 Executive Incentive Plan is intended to permit our payment and award of qualified "performance-based" compensation that will not be subject to the deduction limitations of Section 162(m). However, the committee believes that the payment of compensation that is subject to the deduction limitations of Section 162(m) could be in our best interests and, while the committee will consider tax deductibility as one of its factors in determining compensation, it may not limit compensation to those levels or types of compensation that will be deductible.

A.G. Wagner, Chairperson
W.L. Chenevich
D.E. Knapp
R.A. Plomgren
D.L. Sorby
F.E. Trotter

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        The Compensation Committee consists of six members. The members of the committee are A.G. Wagner, W.L. Chenevich, D.E. Knapp, R.A. Plomgren, D.L. Sorby and F.E. Trotter. None of the members of the committee is or has been one of our officers or employees, except Mr. Plomgren, who was our Senior Vice President–Development and Chief Financial Officer from 1995 to 2000.

OUR EXECUTIVE OFFICERS

        The following persons are our executive officers as of April 8, 2003.

Name	Age	Primary Executive Position with Registrant	Position Held Since(1)
W. F. Bryant	57	President Chief Executive Officer(2)(3)	2002
M. A. Bennett	52	Senior Vice President–Stores(4)	2000
M. M. Laddon	49	Senior Vice President–Chief Information Officer(5)	2003
S. F. McCann	50	Senior Vice President, Chief Financial Officer, and Treasurer(6)	2000
W. J. Rainey	56	Senior Vice President, General Counsel and Secretary(7)	2003
G. H. Saito	58	Senior Vice President–Hawaii District Manager(2)(8)	1995
B. E. Schwallie	48	Senior Vice President–Pharmacy and Business Development(9)	2002
T. J. Vasos	41	Senior Vice President–Marketing(10)	2001
L. M. Watt	46	Senior Vice President–Human Resources(11)	2001

(1)
Each officer is elected for a one-year term.
(2)
Also serves as one of our directors.
(3)
Prior to joining us in October 2002, from 1999 to 2002, Mr. Bryant served as Senior Vice President at The Kroger Co., a grocery retailer. Prior to that, from 1996 to 1999, Mr. Bryant was President and Chief Executive Officer at Dillon Companies, Inc., a grocery retailer and subsidiary of The Kroger Co.
(4)
Mr. Bennett has been our Senior Vice President since 2000. Prior to that, from 1996 to 2000, Mr. Bennett was our Vice President and District Manager.
(5)
Prior to joining us in March 2003, from 2002 to 2003, Mr. Laddon was an independent consultant. Prior to that, from 2001 to 2002, Mr. Laddon was Executive Vice President–Sales at Brix Software Systems, a software company; prior to that, from February 2000 to November 2000, Mr. Laddon was Executive Vice President and Chief Information Officer at ProduceOnline.com, a business to business internet company; and prior to that, from 1984 to 2000, Mr. Laddon was Group Vice President and Chief Information Officer at Ralphs Grocery Company, a grocery retailer and subsidiary of The Kroger Co.
(6)
Prior to joining us in April 2000, from 1994 to 1999, Mr. McCann served as Senior Vice President–Finance at Service Merchandise Company, a jewelry and general merchandise retailer, which filed Chapter 11 on March 27, 1999, and ceased continuing business operations on January 19, 2002, subject to bankruptcy court approval.
(7)
Prior to joining us in March 2003, from 1996 to 2003, Mr. Rainey was Senior Vice President, General Counsel and Secretary at Payless ShoeSource, Inc., a shoe retailer.
(8)
Mr. Saito has been our Senior Vice President and Hawaii District Manager since 1995.
(9)
Prior to joining us in January 2002, from 2001 to 2002, Mr. Schwallie served as Senior Vice President–Merchandising at Duane Reade, Inc., a retail drug store chain. Prior to that, from 2000 to 2001, Mr. Schwallie was an independent consultant. Prior to that, from 1997 to 2000, Mr. Schwallie served as Senior Vice President at Jo-Ann Stores, Inc., a fabric and craft store retail chain; and prior to that, from 1991 to 1997, Mr. Schwallie served as Senior Vice President at Revco Drug Stores, Inc., a retail drug store chain, which merged with CVS Corporation in May 1997.
(10)
Prior to joining us in December 2001, from 1993 to 2001, Mr. Vasos served as Vice President at Phar-Mor, Inc., a retail drug store chain, which filed Chapter 11 on September 24, 2001.
(11)
Prior to joining us in June 2001, from 1997 to 2001, Ms. Watt served as Vice President–Human Resources at Safeway, Inc., a food and drug retailer.

EXECUTIVE COMPENSATION

        The table below sets forth the compensation earned by the following persons during the fiscal years ended January 30, 2003, January 31, 2002 and January 25, 2001 for services rendered in all capacities to the company:

  •
  individuals who served as our Chief Executive Officer during fiscal 2003; and
  •
  our four other most highly compensated executive officers during fiscal 2003.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
	Fiscal Year	Salary($)	Bonus($)	Options Granted During the Year	Restricted Stock Award(s)(1)($)	All Other Compensation ($)
S. D. Roath (2) President and CEO	2003 2002 2001	$37,809 $240,000 $207,757	$153,097 $348,237 $419,539	— — —	$0 $0 $0	$1,344,000 $2,940 $2,450

H. R. Somerset (3) President and CEO	2003 2002 2001	$195,000 — —	$200,000 — —	— — —	$0 — —	$120,960 — —

W. F. Bryant (4) President and CEO	2003 2002 2001	$193,269 — —	$300,000 — —	230,000 — —	$0 — —	$106,818 — —

S. F. McCann (5) Senior Vice President and CFO	2003 2002 2001	$344,231 $300,000 $149,857	$120,358 $95,516 $251,287	95,000 — —	$296,380 $0 $0	$125,744 $121,236 $28,585

T. D. Burnside (6) Senior Vice President and COO	2003 2002 2001	$332,692 $200,000 $96,923	$125,618 $111,436 $143,841	95,000 — —	$296,380 $0 $0	$2,120 $2,940 $2,450

B. E. Schwallie (7) Senior Vice President, Pharmacy and Business development	2003 2002 2001	$282,748 — —	$84,638 — —	65,000 — —	$211,700 $0 $0	$24,219 — —

M. A. Bennett (8) Senior Vice President, Stores	2003 2002 2001	$206,155 $151,145 $85,499	$150,818 $85,786 $95,631	85,000 — —	$158,775 $0 $27,256	$2,120 $39,719 $6,447

(1)
The number and value, based on the last reported sale price on January 30, 2003, the last day of fiscal 2003, of the aggregate restricted stock held by the named executive officers were: S.D. Roath–0 shares, H.R Somerset–0 shares, W.F. Bryant–0 shares, S.F. McCann–14,000 shares ($296,380), T.D. Burnside–15,800 shares ($334,486), B.E. Schwallie–10,000 shares–($211,700), M.A. Bennett–9,300 shares ($196,881). We retain dividends paid on restricted shares, and when the restricted shares vest we pay the retained dividends thereon, plus interest earned by our investment of dividends, to the recipient.
(2)
S.D. Roath resigned as of February 26, 2002. The amounts shown under "All Other Compensation" include $1,337,000 in separation payments, $5,000 in fiscal 2003 towards health benefits expenses and our contribution of $2,000 to the Employee Savings and Profit Sharing Plan that was allocated to his account in fiscal 2003.

(3)
H. R. Somerset, a member of our board, served as our President and CEO from February 26, 2002 to October 30, 2002. The amount shown under "All Other Compensation" table reflects a performance bonus awarded February 27, 2003 for that service, which consisted of 9,000 shares of unrestricted Longs Drugs common stock at the current market value of $13.44.
(4)
W. F. Bryant was appointed President and CEO on October 30, 2002. The amount shown in the "Bonus" column consists of a sign-on bonus of $300,000. The amount shown under "All Other Compensation" includes relocation reimbursement of $106,818.
(5)
S.F. McCann joined us as Chief Financial Officer on April 17, 2000. The amounts under "All Other Compensation" for Mr. McCann include $61,812 for the forgiveness of a bridge loan plus accrued interest in fiscal 2003, a related fiscal 2003 grant of unrestricted stock valued at $61,812 and our contribution of $2,120 to the Employee Savings and Profit Sharing Plan that was allocated to his account in fiscal 2003.
(6)
T.D. Burnside has resigned effective May 1, 2003.
(7)
B. E. Schwallie joined us as Senior Vice President–Pharmacy and Business Development on December 30, 2002. The amount shown under "All Other Compensation" includes $22,099 in reimbursed relocation expenses in fiscal 2003 and our contribution of $2,120 to the Employee Savings and Profit Sharing Plan that was allocated to his account in fiscal 2003.
(8)
M.A. Bennett received our contribution of $2,120 to the Employee Savings and Profit Sharing Plan that was allocated to his account in fiscal 2003. This amount is reported under "All Other Compensation".

STOCK OPTION GRANTS IN FISCAL YEAR ENDED JANUARY 30, 2003

        We granted the following stock options to our Chief Executive Officer and our four other most highly compensated executive officers during the fiscal year ended January 30, 2003.

Stock Option Grants in Fiscal Year Ended January 30, 2003

Name	Number of Securities Underlying Options Granted	Percent of total options granted to employees in fiscal year		Exercise Price ($/Share)		Expiration Date(1)	Potential Realizable Value at assumed annual rates of stock price appreciation for option term(2)

							5%		10%
S. D. Roath(3)	—	—			—	—		—		—
H.R. Somerset(4)	—	—			—	—		—		—
W.F. Bryant(5)	230,000	7.6%			$22.45	October 30, 2012		$3,247,600		$8,229,400
S.F. McCann	75,000 20,000	2.5 0.7	% %	$ $	22.45 26.60	October 30, 2012 March 19, 2012	$ $	1,059,000 334,600	$ $	2,683,500 847,800
T.D. Burnside	75,000 20,000	2.5 0.7	% %	$ $	22.45 26.60	October 30, 2012 March 19, 2012	$ $	1,059,000 334,600	$ $	2,683,500 847,800
B.E. Schwallie	50,000 15,000	1.7 0.5	% %	$ $	22.45 26.60	October 30, 2012 March 19, 2012	$ $	706,000 250,950	$ $	1,789,000 635,850
M.A. Bennett	70,000 15,000	2.3 0.5	% %	$ $	22.45 26.60	October 30, 2012 March 19, 2012	$ $	988,400 250,950	$ $	2,504,600 635,850

(1)
Options expire 10 years from date of grant and vest in four equal annual installments beginning one year after the grant date.
(2)
The 5% and 10% assumed rates of annual compound stock price appreciation are mandated by the Securities and Exchange Commission and do not represent our estimate or projection of future prices of our common stock.
(3)
S.D. Roath resigned as of February 26, 2002
(4)
H. R. Somerset served as our President and CEO from February 26, 2002 to October 30, 2002.
(5)
W. F. Bryant was appointed President and CEO on October 30, 2002.

        The following is an aggregate of stock option exercises and option values to our Chief Executive Officer and our four other most highly compensated executive officers during the fiscal year ended January 30, 2003.

AGGREGATED STOCK OPTION EXERCISES AND OPTION VALUES IN FISCAL YEAR ENDED JANUARY 30, 2003
Name	Number Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options		Value of Unexercised In-The-Money Options(1)
			Exercisable	Unexercisable Shares	Exercisable	Unexercisable Dollars
S. D. Roath(2)	0	0	30,000	0	$35,100	0
H. R. Somerset(3)	0	0	0	0	0	0
W. F. Bryant(4)	0	0	0	230,000	0	0
S. F. McCann	0	0		119,000	0	$4,680
T. D. Burnside	0	0	0	119,000	0	$4,680
B. E. Schwallie	0	0	0	85,000	0	0
M. A. Bennett	0	0	0	88,500	0	$4,095

(1)
Based on closing price of $21.17 of our common stock on January 30, 2003, the last day of fiscal 2003.
(2)
S.D. Roath resigned as of February 26, 2002.
(3)
H. R. Somerset served as our President and CEO from February 26, 2002 to October 30, 2002.
(4)
W. F. Bryant was appointed President and CEO on October 30, 2002.

Equity Compensation Plan Information

        Effective January 30, 2003

	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders	1,541,850	$22.847	1,569,303	(1)
Equity Compensation Plans Not Approved by Stockholders	2,442,400	$22.599	551,400	(2)
Total	3,984,250	$22.68	2,120,703

(1)
Represents shares remaining for issuance pursuant to options, stock appreciation rights, restricted stock or performance shares under the 1995 Long-Term Incentive Plan. In any fiscal year, no individual may receive awards under the 1995 Long-Term Incentive Plan of more than: 500,000 shares as restricted stock (750,000 shares in connection with initial employment); 300,000 shares pursuant to stock appreciation rights (500,000 in connection with initial employment); or 300,000 performance shares (500,000 in connection with initial employment).
(2)
Represents shares remaining for issuance pursuant to options, stock appreciation rights, restricted stock or performance shares under the Non-Executive Long-Term Incentive Plan.

Equity Compensation Plan Not Approved by Stockholders

        The Non-Executive Long-Term Incentive Plan, which has not been approved by our stockholders, authorizes the issuance of 3,000,000 shares of common stock in the form of nonqualified stock options, restricted stock and other stock awards. Awards may only be granted to our employees who are not our officers, directors or other "insiders."

        Generally, options are granted with an exercise price not less than 100% of the closing market price on the date of the grant. Options generally vest over a period of up to 4 years and have a maximum term of 10 years. The plan contains provisions for automatic vesting upon a change of control.

        Restricted Stock awards are valued at fair market value at the date of grant, and are recorded as compensation expense over the vesting period. Recipients have voting rights to the shares and dividends are credited to the shares during the restriction period. However, vesting in the shares is generally dependent on continued employment for periods of one to five years.

PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return, including reinvestment of dividends, over the last five fiscal years of our common stock with (1) the S&P 500 Index, (2) the Russell 2000 Index, (3) the NACDS Peer Group Index and (4) the Russell 2000 Consumer Staples Index. We have decided to use the Russell 2000 Index in the future instead of the S&P 500 Index because our common stock is included in the Russell 2000 Index, unlike the S&P 500 Index, and because the Russell 2000 Index consists of companies with market capitalizations more similar to our own. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index in terms of market capitalization. We have also decided to use the Russell 2000 Consumer Staples Index in the future instead of the NACDS Peer Group Index because given the consolidation within our industry in recent years, the number of companies included in the NACDS Peer Group Index has fallen to a nominal number that we do not believe is a beneficial comparison peer group (including only Walgreens, CVS and RiteAid). The Russell 2000 Consumer Staples Index is a capitalization-weighted index of companies that provide products directly to consumers that are typically considered non-discretionary items based on consumer purchasing habits, and our common stock is included in this index. The past performance of our common stock is not an indication of future performance.

TERMINATION AGREEMENTS

        We have entered into agreements with the officers identified in the table under the caption "Executive Compensation" on page 10 and with many of our other officers and key employees, which agreements provide for severance payments to these officers and employees. As to T. D. Burnside, the provisions of the agreement would have gone into effect in the event of his discharge or resignation from us on or within two years after a Change in Control, as defined in the agreement. The agreement with T. D. Burnside was no longer in effect following his resignation on February 20, 2003. As to S. F. McCann, B. E. Schwallie and M. A. Bennett, provisions of the agreements go into effect in the event of discharge by us on or within two years after a Change in Control or by resignation on or after, but not less than 180 days after, the date of a Change in Control; provided, however, that such resignation was preceded by a material and detrimental alteration in the executive's position, responsibilities, compensation, or benefits from those in effect immediately prior to the Change in Control or by resignation at any time within the period commencing 180 days after the date of Change in Control and ending two years after the date of the Change in Control.

        Under these agreements, Change in Control means any change in the ownership or effective control of our corporation or our parent corporation, or any change in the ownership of a substantial portion of our assets, all within the meaning of Section 280(G) of the Internal Revenue Code of 1986, as amended.

        If a Change in Control had occurred on December 31, 2002, and all executives and other employees covered by the agreements had been discharged by us, W.F. Bryant, S.F. McCann, T.D. Burnside, B.E. Schwallie, and M.A. Bennett would have been entitled to receive $324,452, $935,105, $1,061,589, $1,034,201 and $591,338, respectively. All other officers and employees covered by the agreements would have been entitled to receive $74,733,053.

CERTAIN TRANSACTIONS
M.A. Bennett—Relocation Agreement

        In February 2000, we entered into an agreement with M.A. Bennett, one of our executive officers, in connection with his relocation to our headquarters in Walnut Creek, California. Pursuant to the agreement, we agreed to loan Mr. Bennett $100,000 to assist him with the purchase of a home in the Walnut Creek, California area. The loan, which we made on February 24, 2000, provides for an interest rate of 6.56% and is to be forgiven ratably over its five-year term, so long as Mr. Bennett remains one of our employees.

S.F. McCann—Employment Agreement

        In April 2000, we entered into an agreement (and in May 2002 we amended this agreement) with S.F. McCann, one of our executive officers, in connection with employment by us and his relocation to our headquarters in Walnut Creek, California. Pursuant to the agreement, we agreed to hire Mr. McCann in the position of Senior Vice President, Chief Financial Officer and Treasurer at an initial annual salary of $210,000, participation in our VPIP Program, and a bonus factor, which provided assurance of his reaching bonus target between the time period of second quarter fiscal 2001 and first quarter fiscal 2002. We also provided a transition bonus of $120,000 and vacation accrual at the rate of four weeks per year, and within one month of his hire date we granted Mr. McCann a non-qualified stock option of 20,000 shares. To assist in his relocation, we agreed to buy Mr. McCann's prior home and pay for reasonable moving expenses, including travel and lodging expenses for his family to take a trip to California prior to their intended move, and agreed to loan Mr. McCann $256,663 to assist him with the purchase of a home in the Walnut Creek, California area. The loan, which we made on June 15, 2000, provides for an interest rate of 6.53%. So long as Mr. McCann remains one of our employees, we will forgive one-fifth of the loan plus all accrued interest at the end of each of the first five years of his employment with us and, at each interval and in our sole discretion, either make a cash payment to Mr. McCann of an amount equal to the amount so forgiven, or make a stock grant in shares of our stock at the then-current value equaling the loan amount so forgiven. This cash payment or stock grant is intended to help Mr. McCann offset any taxation resulting from the forgiveness of the loan.

B.E. Schwallie—Employment Agreement

        In February 2002, we entered into an agreement with B.E. Schwallie, one of our executive officers, in connection with employment by us and his relocation to our headquarters in Walnut Creek, California. Pursuant to the agreement, we agreed to hire Mr. Schwallie in the position of Senior Vice President–Pharmacy and Business Development at an initial annual salary of $250,000, participation in our VPIP Program, and a guaranteed bonus equal to 40% of Mr. Schwallie's base annual salary. Any bonus thereafter would be based on his individual as well as our overall performance. We also provided a transition bonus of $50,000 and vacation accrual at the rate of four weeks per year, and within one month of his hire date we granted Mr. Schwallie a non-qualified stock option of 20,000 shares. To assist in his relocation, we agreed to buy Mr. Schwallie's prior home and pay for reasonable moving expenses, including reasonable travel back and forth to Ohio as needed until his relocation was completed. We agreed to loan Mr. Schwallie $228,757 to assist him with the purchase of a home in the Walnut Creek, California area. The loan, which we made on March 20, 2002, provides for an interest rate of 7%. So long as Mr. Schwallie remains one of our employees, we will forgive one-fifth of the loan plus all accrued interest at the end of each of the first five years of his employment with us.

W.F. Bryant—Employment Agreement

        In October 2002, we entered into an employment agreement, effective October 30, 2002, with Warren F. Bryant under which Mr. Bryant is to be employed as our President and Chief Executive Officer and which provides that Mr. Bryant be elected onto our board of directors as soon as practicable after the date of the agreement. The agreement provides for an annual base salary of $750,000 which, starting in January 2004, is subject to annual review by the compensation committee. Mr. Bryant's target annual bonus amount is 80% of his base salary. His actual award will range from 0% to 200% of his base salary as determined by the compensation committee. Under the agreement, Mr. Bryant's annual bonus will be no less than $400,000 for the fiscal year ending January 2004. He also received a one-time employment bonus of $300,000 which Mr. Bryant must repay to us in full or in part if his employment terminates under specified circumstances within 6 or 12 months, respectively, after the date of the agreement. The agreement provides for an option grant in respect of 230,000 shares awarded to Mr. Bryant under the 1995 Long-Term Incentive Plan on October 30, 2002 and provides that any subsequent grants of stock options or equity-based awards to Mr. Bryant will be made in the sole discretion of the compensation committee. Under the agreement, Mr. Bryant is also entitled, under certain circumstances, to a nonqualified retirement benefit, which is described further below.

        The agreement also provides for reimbursement to Mr. Bryant for reasonable expenses related to his relocation to the San Francisco Bay Area, up to $40,000 in reasonable out-of-pocket expenses incurred for temporary housing and closing and certain related costs for the sale of his home in Ohio. Mr. Bryant is also entitled to a one-time relocation allowance of $20,000 and a payment in the amount necessary to make him whole on an after-tax basis for any income taxes incurred in connection with the relocation-related benefits. Under the agreement, Mr. Bryant is also entitled to a one-time payment that is intended to defray Mr. Bryant's obligation to his former employer for relocation benefits provided to him.

        If we terminate Mr. Bryant's employment other than for cause or because of disability (each, as defined in the agreement) or Mr. Bryant resigns for good reason (as defined in the agreement), Mr. Bryant will be entitled to severance pay, continued vesting for a period of 18 months of all outstanding options and other equity based awards, a pro-rated annual bonus at his target amount and up to 18 months of continued health care coverage. The severance pay is payable over 18 months and is equal to 1.5 times the highest base salary paid to Mr. Bryant under the agreement and 1.5 times the greater of (i) $400,000 (if Mr. Bryant's employment terminates prior to the payment of his annual bonus for the fiscal year ending in January 2004), (ii) the highest annual bonus paid to Mr. Bryant during the term of the agreement and (iii) Mr. Bryant's target annual bonus amount based on his base salary as of the date of his employment termination. Mr. Bryant must execute a release of claims and comply with certain obligations in the agreement relating to confidentiality, non-solicitation, non-disparagement and cooperation in order to receive the severance payments and benefits. The agreement also provides that Mr. Bryant's unexercised and unvested equity awards will expire in the event of a breach, other than an insubstantial breach, of those obligations.

        Mr. Bryant will be entitled to receive enhanced severance payments and benefits instead of those described above if we terminate his employment other than for cause or disability within 2 years after a change in control (as defined in the agreement), Mr. Bryant resigns for good reason within 179 days after a change in control or Mr. Bryant resigns for any reason within 180 days and 2 years after a change in control. The enhanced severance payments and benefits consist of the same severance pay described above except that it is payable in a lump sum and is equal to 3 times (rather than 1.5 times) the amounts described, a pro-rated annual bonus at the target amount, up to 36 months of continued health care coverage and tax restoration payments to the extent that any payments or benefits made to Mr. Bryant by us are subject to an excise tax under the Internal Revenue Code. In addition, the option grant in respect of 230,000 shares awarded to Mr. Bryant under the agreement would become fully exercisable.

        Under the agreement, if (i) Mr. Bryant is employed until November 1, 2007, (ii) his employment is terminated other than for cause, (iii) Mr. Bryant resigns for good reason or for any reason between 6 and 24 months after a change in control or (iv) Mr. Bryant dies, Mr. Bryant (or his spouse in the event of death) will receive a nonqualified retirement benefit in the form of an annuity or, in the case of a qualifying termination between 6 and 24 months after a change in control, a lump sum. The annuity is payable within 30 days after the later of age 62 (or, in the case of Mr. Bryant's death, the date on which Mr. Bryant would have attained age 62) or termination of employment. The lump sum is payable as soon as practicable following termination of employment. This benefit is intended to compensate Mr. Bryant for the forgone benefit under his former employer's pension plan attributable to assumed salary increases through age 65 that Mr. Bryant would have earned had he remained employed with his former employer. The agreement provides for an assumed 2% per year salary increase and limits the amount of the benefit, on actuarially an equivalent basis (using the assumptions set forth in the agreement), to $850,000 as of the date of the agreement. Assuming payment in the form of a single-life annuity commencing at age 62, an annual interest rate of 4.81% and the GAR 1994 mortality table, the maximum estimated annual benefit payable under this arrangement is $84,418 per year.

S.D. Roath—Separation Agreement

        We have entered into a separation agreement with Stephen D. Roath in connection with Mr. Roath's resignation, effective February 26, 2002, from his positions of President, Chief Executive Officer and director of Longs Drug Stores Corporation and Longs Drug Stores California, Inc. Under the agreement, Mr. Roath received a lump sum cash payment of $1,342,000 (which represents approximately 2.27 times his annual base salary and bonus for the fiscal year ended January 2002), and he is entitled to a payment of $500 per month during the period that he is eligible for COBRA continuation coverage. If at the end of such period Mr. Roath does not have alternative coverage from a subsequent employer, he will be entitled to payment of $750 per month until March 6, 2006 or such earlier time as he secures coverage. In the event of a change in control (as defined in the agreement), any such payments that remain unpaid will be payable to Mr. Roath within 30 days after such change in control. The agreement provides that Mr. Roath's resignation will be deemed a "Normal Retirement" for purposes of his option to purchase 30,000 shares of common stock granted on November 17, 2000 under the 1995 Long-Term Incentive Plan which resulted in the option becoming fully exercisable.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND PRINCIPAL STOCKHOLDERS

        The following table presents the number of shares of our common stock owned beneficially as of April 8, 2003 by each director and director nominee, each of the individuals who served as our Chief Executive Officer and the other four most highly compensated executive officers for the fiscal year ended January 30, 2003, our directors and executive officers as a group and all other persons known by us to beneficially own more than 5% of our common stock.

	Shares Beneficially Owned(1)
Name	Common Stock		% of Class
Robert M. Long	1,306,453	(2)	3.5%
J.M. Long Foundation	850,258	(3)	2.2%
Ariel Capital Management, Inc.	4,442,748	(4)	11.9%
Scott A. Bommer	1,901,215	(5)	5.1%
Leroy T. Barnes, Jr.	500		*
Martin A. Bennett	33,018		*
Terry D. Burnside	47,361		*
Warren F. Bryant	2,600		*
William L. Chenevich	5,500		*
Murray H. Dashe	600		*
Duane E. Knapp	3,800		*
Steven F. McCann	27,489		*
Mary S. Metz	1,710		*
Ronald A. Plomgren	302,150	(6)	*
Stephen D. Roath	82,800		*
Gerald H. Saito	15,673		*
Bruce E. Schwallie	13,909		*
Harold R. Somerset	10,700		*
Donald L. Sorby	1,700		*
Thomas R. Sweeney	15,588		*
Frederick E. Trotter	200		*
Anthony G. Wagner	900		*
All directors and executive officers as a group (23 persons)	1,899,892	(7)	5.1%
Employee Savings and Profit Sharing Plan	7,556,922	(8)	20.3%

*
Less than 1%
(1)
The address for all beneficial owners of more than five percent of our stock is P.O. Box 5222, Walnut Creek, California 94596-1222, unless noted otherwise. Information with respect to beneficial owernship is based upon information furnished by each director and officer or contained in filings made with the Securities and Exchange Commission. Beneficial ownership also includes the shares of restricted stock held by executive officers, for which they have voting power. See note 1 to the Summary Compensation Table on page 11 for a list of shares of restricted stock held by these executive officers. Shares shown as beneficially owned include shares subject to options which are presently exercisable or which will become exercisable on or before June 9, 2003 as follows: M.A. Bennett—3,750 shares, T.D. Burnside—11,000 shares, W.F. Bryant—0 shares, S.F. McCann—11,000 shares, S.D. Roath—30,000 shares, G.H. Saito—3,750 shares, B.E. Schwallie—3,750 shares, H.R. Somerset—0 shares and all directors, nominees and executive officers as a group—70,750 shares. The persons named in this table have sole voting and investment power with respect to the shares indicated, unless otherwise noted. These shares are subject to community property laws, where applicable.

(2)
Includes 73,571 shares held in fiduciary capacity for family members for which R.M. Long has sole voting and investment power, and 81,542 shares held in fiduciary capacity for family members for which R.M. Long has shared voting and investment power with E. Long. Excludes 850,258 shares held by the J.M. Long Foundation for which R.M. Long shares voting and investment power. Excludes 15,445 shares held by family members. R.M. Long disclaims beneficial ownership of all shares referenced above. Also includes 349,016 shares held in a fiduciary capacity for which R.M. Long has shared voting and investment power.
(3)
R.M. Long, with others, serve as co-trustees of the J.M. Long Foundation and share investment and voting power over these 850,258 shares. These shares are not included in the table for any of these individuals, and each of them disclaims beneficial ownership of these shares.
(4)
Ariel Capital Management, Inc., in the capacity of investment advisor, has sole voting and investment power for 4,435,448 shares and shared voting and investment power for 7,300 shares. Ariel Capital Management, Inc. disclaims beneficial ownership of any of these shares. The address of Ariel Capital Management, Inc. is 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601-5311.
(5)
Scott A. Bommer, individually and as managing member of (a) SAB Capital Advisors, L.L.C., for itself and as the general partner of (i) SAB Capital Partners, L.P. and (ii) SAB Capital Partners II, L.P. and (b) SAB Capital Management, L.L.C., for itself and as the general partner of SAB Overseas Capital Management, L.P., has shared voting and investment power for 1,901,215 shares. Scott A. Bommer shares beneficial ownership of these shares. The address of Scott A. Bommer is 650 Madison Avenue, 26th Floor, New York, New York 10022-1029.
(6)
Includes 236,056 shares held in a fiduciary capacity which R.A. Plomgren has shared voting and investment power.
(7)
Excludes 850,258 shares held by the J.M. Long Foundation because the trustees of such entity disclaim beneficial ownership of these shares.
(8)
Merrill Lynch Trust Company of California is trustee of the Employee Savings and Profit Sharing Plan. Shares allocated to a plan member's account are voted by the plan member. Shares that are not allocated to a plan member's account and shares that are allocated to a plan member's account but for which the trustee does not receive timely voting instructions, are voted by the trustee in the same proportion as those shares which the trustee properly receives directions. On April 8, 2003 there were 2,540 unallocated shares in the plan. Participants in the Employee Savings and Profit Sharing Plan have the right to direct the trustee as to the voting of the shares of our common stock that have been allocated to their respective stock accounts, and as such have voting power with respect to these shares. The beneficial ownership of each individual included in this table who is a participant in the plan includes the shares held in that person's stock account under the plan. The aggregate number of shares included for all such individuals is 23,264 and the maximum included for any individual is 25,166.

FINANCIAL STATEMENTS

        We are mailing our Form 10-K, which includes financial statements for the fiscal year ended January 30, 2003, to all stockholders concurrently with the mailing of this proxy statement. A copy of our Form 10-K for such fiscal year may be obtained without charge by writing to Longs Drug Stores Corporation, Attention: Corporate Treasurer, 141 North Civic Drive, Walnut Creek, California 94596-3858.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own ten percent or more of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and ten percent or greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based solely on a review of copies of such reports and written representations from the reporting persons, we believe that for the fiscal year ended January 30, 2003, our officers, directors and greater than 10% stockholders filed on a timely basis all reports due under Section 16(a) of the Exchange Act, except that B.E. Schwallie did not file a Form 5 Annual Statement of Changes in Beneficial Ownership, reflecting the grant of stock options to him under our 1995 Long-Term Incentive Plan on January 23, 2002. On April 15, 2003, Mr. Schwallie reported this grant on a Form 5 Statement of Changes in Beneficial Ownership. Also, M. A. Bennett, T. D. Burnside, B. E. Kilcourse, S. F. McCann, B. E. Schwallie, T. J. Vasos and L. M. Watt did not file a Form 5 Annual Statement of Changes in Beneficial Ownership, reflecting the award of restricted stock to them on March 19, 2002. Each of them reported this award on a Form 5 Statement of Changes in Beneficial Ownership on April 15, 2003.

PROPOSAL NO. 2: APPROVAL OF THE 2003 EXECUTIVE INCENTIVE PLAN
Purpose of the Request for Approval

        Our board of directors believes that a well designed incentive compensation plan for our managers is a significant factor in improving our operating and financial performance, thereby enhancing stockholder value. Important elements of such a plan include:

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  goals and objectives specified in advance for each performance period;

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  objective, measurable factors bearing directly on reported financial results and related financial metrics as the basis for any payments made under the plan; and

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  administrative oversight of the plan by a committee of the board of directors comprised of independent directors.

        Our board of directors' intention is that all amounts paid pursuant to such a plan should be deductible as business expenses. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits deductibility of bonuses paid to senior executives, as explained below, unless such a plan meets certain criteria, including stockholder approval.

        At its meeting on February 25, 2003, our board of directors adopted our 2003 Executive Incentive Plan (the "EIP"). Our EIP is consistent with the criteria stated above and fully complies with Code Section 162(m), if approved by our stockholders.

        Briefly, Code Section 162(m) requires:

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  bonuses to be paid pursuant to an objective formula;

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  certification by the compensation committee of the board of directors that the performance goals in the formula have been satisfied; and

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  that our stockholders have approved the material terms of the EIP which include: the participants covered by the EIP, the individual bonus limit and the objective performance goals listed in (i) through (xxi) under the heading "Maximum Bonus and Payout Criteria" below,

to ensure that all bonuses paid, including those paid to our Chief Executive Officer and our four other most highly compensated executive officers ("covered employees") are fully deductible.

        By approval of the material terms of the EIP by our stockholders, bonuses paid to each "covered employee" may be exempt from the $1 million annual deduction limit under Code Section 162(m) as performance-based compensation. Accordingly, our board of directors believes adoption of our EIP to be in the interests of our stockholders and recommends approval.

        The following is a summary of the material terms of the EIP. A copy of the EIP is attached to this proxy statement as Exhibit A. If there is any discrepancy between this summary and the EIP, the terms of the EIP will control.

Purpose of our EIP

        The purpose of our EIP is to motivate and reward our eligible employees for good performance by making a portion of their cash compensation dependent on the achievement of certain objective performance goals related to the performance of our operating units. In accordance with our compensation policy that cash compensation should be linked with our performance, a substantial part of each of our executive's total cash compensation has been linked to our performance by way of performance-based bonuses under our EIP.

Administration

        The EIP will be administered by the compensation committee of our board of directors, the members of which each qualify as "outside directors" under Code Section 162(m). Our compensation committee will have the sole discretion and authority to administer and interpret the EIP.

Participants

        Individuals eligible for EIP awards are our officers and key employees (as determined by our compensation committee), which may include our covered employees and other executive officers. However, since the determination of eligibility by our compensation committee may vary from time to time, the number of our key officers and employees who will participate in our EIP and the amount of such EIP awards are not presently determinable.

Maximum Bonus and Payout Criteria

        Bonus payments under our EIP may be made not only in cash, but also in our stock or options to purchase our stock, as determined by our compensation committee. The payment to each participant is based on an individual bonus target for the performance period set by our compensation committee in writing and is directly related to the satisfaction of the applicable performance goal(s) set by our compensation committee for such performance period. The performance goals may include one or more of the following: (i) operating income before provisions for last in first out ("LIFO") accounting, taxes, contributions to our profit sharing plan and executive bonuses; (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (iii) earnings; (iv) cash flow; (v) sales or revenue; (vi) expenses; (vii) cost of goods sold; (viii) profit margin; (ix) working capital; (x) return on equity or assets; (xi) earnings per share; (xii) economic value added ("EVA"); (xiii) stock price; (xiv) price/earnings ratio; (xv) inventory; (xvi) debt or debt-to-equity; (xvii) accounts receivable; (xviii) writeoffs; (xix) cash; (xx) assets; and/or (xxi) liquidity, each with respect to us and/or one or more of our operating units. The bonus payable to a participant who is not a covered employee may also be based on other factors. A performance period is any period up to 36 months in duration. The performance period(s) individual bonus target(s) and performance goal(s) will be adopted by our compensation committee in its sole discretion with respect to each performance period and must be adopted no later than the latest time permitted by the Code in order for bonus payments pursuant to our EIP to be deductible under Code Section 162(m).

        The actual amount of future bonus payments under our EIP is not presently determinable. However, our EIP provides that no bonus in excess of the annualized amount of 300% of the highest rate of base salary paid to any of our executives with respect to the fiscal year ending in 2003, as reported in this proxy statement, will be paid to any participant for any performance period. Further, our compensation committee, in its sole discretion, may reduce the amount of a participant's bonus under our EIP to an amount below the amount otherwise payable pursuant to our EIP formula.

        Bonuses will not be paid to covered employees unless and until our compensation committee makes a certification in writing with respect to the attainment of the objective performance standards as required by Code Section 162(m).

        The payment of a bonus for a given performance period generally requires the participant to be employed by us as of the date the bonus is paid. If a participant dies following the conclusion of a performance period but prior to payment of the corresponding bonus, however, the bonus will be paid to the participant's beneficiary.

Required Approval

        The affirmative vote of the holders of a majority of the shares of our common stock represented and voting at the meeting is required to approve the EIP. If the EIP and its performance goals are not approved by the stockholders, no bonuses will be paid thereunder to covered employees within the meaning of Code Section 162(m). By approval of the material terms of our EIP by our stockholders, we may continue to make awards under our EIP, and bonuses payable to our covered employees may be deductible under Code Section 162(m).

Our board of directors recommends a vote for the approval of the EIP.

PROPOSAL NO. 3: APPROVAL OF THE AMENDED AND RESTATED
1995 LONG-TERM INCENTIVE PLAN
Overview

        Our 1995 long-term incentive plan (our "existing plan") was last amended and approved by our stockholders in 2002. The existing plan was amended and restated by our board of directors in February 2003 (our "plan") primarily to effect compliance and corporate governance changes and to include non-employee directors as eligible to receive awards under our plan. Compliance changes include provisions for performance conditions for awards pursuant to Code Section 162(m).

        No additional shares have been added to our plan. The term of our plan remains the same.

        Our plan's effectiveness is dependent on the approval of stockholders at the 2003 meeting.

        The material differences between our existing plan and our plan include the following:

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  strengthening the alignment of our board of directors with stockholders, non-employee directors are eligible to receive discretionary and annual awards under our plan. (Our board of directors does not intend to implement the annual grant program any earlier than the 2004 meeting of stockholders);

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  providing Code Section 162(m) annual and new hire grant limits for stock options, stock appreciation rights ("SARs"), restricted stock and performance shares;

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  providing Code Section 162(m) performance conditions so that restricted stock/performance share grants under our plan may qualify as "performance-based compensation" under Code Section 162(m);

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  providing that nonqualified stock options may be granted with an option price that is less than the fair market value of a share on the date of grant;

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  providing a definition of a change in corporate control that reflects industry practice; and

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  providing that shares underlying SARs and performance shares shall become available for further awards if such awards are settled in cash.

        It is our intent that awards that are subject to Code Section 162(m) will qualify for the performance-based compensation exemption.

        The following is a summary of the principal features of our plan, as most recently amended and restated. Our plan is attached to this proxy statement as Exhibit B. If there is any discrepancy between this summary and our plan, the terms of our plan will control.

Shares Available for Issuance

        Our plan, like the existing plan, provides for awards in the form of restricted stock, performance shares, stock options, SARs or any combination thereof. No additional shares have been added to our plan's share reserve pool from what has previously been authorized under our existing plan and 1,497,003 shares of common stock were available for award under our plan as of April 8, 2003. If any restricted stock, performance shares, stock options or SARs granted under our plan are forfeited, or if stock options or SARs terminate for any other reason prior to exercise, then the underlying shares of our common stock shall again become available for awards. If SARs or performance shares are settled in cash, the number of shares underlying such awards shall become available for further awards. The shares available for award under our plan, the shares subject to grants and the individual grant limits in this description may be subject to adjustment for stock splits and certain other events.

Administration and Eligibility

        Our plan is administered by a committee of our board of directors (referred to as the "committee") whose composition will enable our plan to qualify: (i) under Rule 16b-3 of the Securities Exchange Act of 1934 ("Exchange Act") with regard to the grant of awards to persons who are subject to Section 16 of the Exchange Act; and (ii) under Code Section 162(m) with regard to any award intended to qualify as "performance based compensation." Our board of directors may also appoint other committees of our board of directors to grant awards to individuals who are not our officers or directors. Our board of directors serves as the committee with respect to awards to members of the board of directors who are not our employees. The committee (or other appointed committee in the specified circumstances), selects the individuals who will receive awards, determines the size of the award and establishes the vesting or other conditions. Our employees (or any of our affiliates) who are our officers or key employees are eligible to participate in our plan, as are our directors. As of April 8, 2003, 50 individuals were eligible to participate in our plan. As of April 8, 2003, the fair market value of our common share was $15.70, based on the closing price per share for such stock on the New York Stock Exchange on such date. In general, no payment will be required upon receipt of an award.

Restricted Stock

        Restricted stock awards are shares that vest based on a schedule established by the committee. Vesting may be based on service and/or the satisfaction of performance objectives set by the committee. Our plan's Code Section 162(m) performance objectives are discussed under "Performance Shares" below. The committee shall establish the purchase price, if any, and form of payment for each restricted stock award. No individual may receive restricted stock awards for more than 300,000 shares in a fiscal year (500,000 shares in connection with the individual's initial employment).

        Unless otherwise provided in the applicable award agreement, in the event of a holder's termination of service as a result of retirement, death, disability or, with our consent, resignation, an unvested award of restricted stock will be prorated for the holder's service during the applicable period and the remainder will be forfeited by the holder. Unless otherwise provided in the applicable award agreement, in the event of a holder's termination of service for any other reason, all then unvested shares of restricted stock will be forfeited by the holder.

Performance Shares

        A performance share is an unfunded bookkeeping entry representing the equivalent of one share of common stock, and a holder of performance shares has no voting rights or other privileges as a stockholder.

        Performance shares, when vested, normally will be settled by distributing both shares of our common stock and cash to the holder; however, the committee has discretion to determine the relative forms of consideration. The number of shares of our common stock distributed in settlement of performance shares may be smaller than the number of performance shares granted, depending upon the attainment of performance objectives. These performance conditions may include one or more of the following: (i) operating income before provisions for LIFO accounting, taxes, contributions to our profit sharing plan and executive bonuses; (ii) EBITDA; (iii) earnings; (iv) cash flow; (v) sales or revenue; (vi) expenses; (vii) cost of goods sold; (viii) profit margin; (ix) working capital; (x) return on equity or assets; (xi) earnings per share; (xii) EVA; (xiii) stock price; (xiv) price/earnings ratio; (xv) inventory; (xvi) debt or debt-to-equity; (xvii) accounts receivable; (xviii) writeoffs; (xix) cash; (xx) assets; and/or (xxi) liquidity, each with respect to us and/or one or more of our operating units. No individual shall receive a grant for more than 300,000 performance shares in a fiscal year (500,000 shares in connection with the individuals initial employment).

        Unless otherwise provided in the applicable award agreement, in the event of a holder's termination of service as a result of retirement, death, disability or, with our consent, resignation, an unvested award of performance shares will be prorated for the holder's service during the applicable period and the remainder will be forfeited by the holder. Unless otherwise provided in the applicable award agreement, in the event of a holder's termination of service for any other reason, all then unvested performance shares will be forfeited by the holder.

Stock Options

        Options may include nonstatutory stock options ("NSOs") or incentive stock options ("ISOs") which are intended to qualify for special tax treatment. No individual may be granted options during any fiscal year in excess of 500,000 shares of our common stock (750,000 shares in connection with the individual's initial employment). The term of an option cannot exceed ten years and the option price will generally be equal to or greater than the fair market value of the common stock on the date of grant.

        The committee determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The option price may be paid in any lawful form permitted by the committee, including (without limitation) the surrender of shares of our common stock already owned by the optionee.

        ISOs will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, our plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

        If an optionee's employment terminates, then all options held by the optionee under our plan expire on the earliest of: (i) the date set forth in the applicable award agreement; (ii) the expiration date of such option; or (iii) if applicable, the date determined in accordance with the provisions of our plan summarized below if not otherwise provided for in the applicable award agreement. To the extent the option is exercisable at the time of the optionee's termination, the optionee may exercise all or part of his or her option at any time before it terminates.

        Unless otherwise provided in the applicable award agreement, if an optionee's employment terminates as a result of the optionee's resignation with our consent or termination by us without cause (as defined in our plan), then all options held by the optionee under our plan expire 90 days after the date of such termination. Unless otherwise provided in the applicable award agreement, in the event of a termination without cause within two years after the date of a change in corporate control or the optionee's resignation within the period commencing 180 days after the date of a change in corporate control and ending two years after the date of the change in corporate control, then all options held by the optionee under our plan expire one year after the date of such termination. Unless otherwise provided in the applicable award agreement, if an optionee's employment is terminated for cause or the optionee resigns without our consent, all options held by the optionee under our plan will expire on the date of termination.

        Unless otherwise provided in the applicable award agreement, if an optionee's employment terminates as a result of the optionee's retirement, then all options held by the optionee under our plan expire three years after the date of such termination.

        Unless otherwise provided in the applicable award agreement, if an optionee's employment terminates by reason of death, then all options held by the optionee under our plan expire one year after the date of such termination.

Non-Employee Director Annual Grants

        Under our plan and only effective upon affirmative implementation by our board of directors, our non-employee directors may receive annual grants of restricted stock. Each continuing non-employee director may receive up to 5,000 shares of restricted stock (the actual number of shares determined by our board of directors) in connection with the conclusion of each annual meeting. Unless the individual award agreement provides otherwise, restricted stock granted to non-employee directors under this annual grant provision generally vests one-third per year over three years, provided the director continues in service. In the event of a change in corporate control (as defined below) or a director's retirement, outstanding restricted shares granted to non-employee directors will fully vest.

        Our board of directors may in its discretion determine that nonqualified stock options with an equivalent value may be granted in lieu of such annual grants of restricted stock. Our board of directors may also allow non-employee directors to elect to receive shares of our common stock or stock options in lieu of director fees.

        Our board of directors intends that awards of restricted stock and/or nonqualified stock options under our plan to non-employee directors will be implemented in connection with share ownership requirements to be developed by our board of directors.

Stock Appreciation Rights

        A SAR permits the participant to elect to receive any appreciation in the value of the underlying stock from us in cash, in common stock or in a combination of both, in the discretion of the committee. No individual may be granted SARs during any fiscal year in excess of 500,000 shares of our common stock (750,000 shares in connection with the individual's initial employment). The amount payable on exercise of a SAR is measured by the difference between the market value of the underlying stock at exercise and the purchase price.

        The committee may, in its sole discretion, provide that an SAR may be granted: (i) in connection and simultaneously with the grant of an option (a "coupled SAR"); or (ii) independent of an option.

        SARs granted under our plan (other than coupled SARs) must have an exercise price per share which is not less than the fair market value of a share of our common stock on the date of grant. SARs granted under our plan have a term of ten years (or such lesser period as the underlying option, in the case of a coupled SAR).

Vesting Conditions

        As noted above, the committee determines the number of restricted shares, performance shares, stock options or SARs to be included in the award as well as the vesting and other conditions. The vesting conditions may be based on the individual's service, his or her individual performance, our performance or other criteria. It is anticipated that the vesting conditions generally will be based on the individual's service after the date of grant. Vesting may be accelerated in the event of the individual's death, disability or retirement or in the event of a change in corporate control.

        For purposes of our plan, a change in corporate control generally includes: (i) stockholder approval of our dissolution or liquidation or the commencement of a bankruptcy case or our involuntary dissolution; (ii) a sale, transfer or other disposition of all or substantially all of the our assets; (iii) a change in the composition of our board of directors affecting the majority of the members within a 24 month period; (iv) the consummation of a merger or consolidation of us into another entity or any other corporate reorganization or sale of shares if more than 50% of the combined voting power of the continuing or surviving entity's securities is owned by persons who owned less than 25% of our voting power immediately prior to the event in question; or (v) a transaction in which any person becomes the beneficial owner of at least 50% of the total voting power of our outstanding voting securities.

Nontransferability of Awards

        Unless the individual award agreement provides otherwise and then only to the extent allowable by applicable law, awards granted under our plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the applicable laws of descent and distribution or, for any award other than an ISO or an SAR granted in tandem with an ISO, pursuant to a qualified domestic relations order.

Modifications

        The committee may, with the express written consent of the holder for any changes that are detrimental to such holder, cancel or reduce or otherwise alter outstanding awards. Our board of directors may amend or suspend and, if suspended, reinstate, our plan in whole or in part; provided that any amendment of our plan shall be subject to the approval of our stockholders to the extent required by applicable laws, regulations or rules. The committee may permit awards to be granted in exchange for the cancellation of other awards. The committee may permit the amendment of awards, subject to the express written consent of a holder for any changes that are detrimental to such holder.

Corporate Changes

        Awards and any agreements evidencing such awards shall be subject to adjustment by the committee as to the number and type (or class) and price per share of stock or other consideration subject to such awards in the event of changes in our outstanding stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization. In the event of any such change in our outstanding stock, the aggregate number and type (or class) of shares available under our plan (and pursuant to individual award limits) shall be appropriately adjusted by the committee in its discretion.

Termination

        Unless our plan is earlier terminated by our board of directors in its discretion, awards may be granted under our plan until May 17, 2009.

Federal Income Tax Consequences

        The following discussion of the federal income tax consequences of the awards under our plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

        Stock Options.    ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Code Section 422. NSOs need not comply with such requirements.

        An optionee is not taxed on the grant or exercise of an ISO. The difference between the option price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the option price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one- and two-year holding periods described above, the optionee will generally recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of: (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the option price); or (ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the ISO. We are not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, we will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

        An optionee is not taxed on the grant of a NSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. We are entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. We do not receive a deduction for this gain.

        Stock Appreciation Rights.    No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

        Restricted Stock.    An employee or non-employee director to whom restricted stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless an election is made under Code Section 83(b). However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefore. If a timely election is made under Code Section 83(b) with respect to restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount.

        Performance Shares.    A participant who has been granted performance shares generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

New Plan Benefits

        The committee has full discretion to determine the number and amount of options to be granted to our employees under our plan. Therefore, the benefits and amounts that will be received by our chief executive officer and the four other most highly compensated executive officers, our executive officers as a group and all other employees are not determinable. The number of shares that may be granted to non-employee directors under the annual grant provisions is likewise not determinable. 9,000 shares of stock with a value of $120,960 at grant have been granted to H.R. Somerset, one of our non-employee directors. Details on stock options granted during the last three years to our chief executive officer and the four other most highly compensated executive officers are presented in the table entitled "Summary Compensation Table."

Required Approval

        The affirmative vote of the holders of a majority of the shares of our common stock represented and voting at the meeting is required to approve our plan. If our plan is not approved by our stockholders, then the existing plan will remain in effect.

Our board of directors recommends a vote for the approval of our plan.

PROPOSAL NO. 4: RATIFICATION OF INDEPENDENT AUDITORS

        We engaged the firm of Deloitte & Touche LLP as our independent auditors for the fiscal year ended January 30, 2003. The board of directors, on recommendation of its Audit and Compliance Committee, has retained the firm for the current fiscal year, subject to stockholder ratification. We expect representatives of Deloitte & Touche LLP to be present at our annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Our board of directors recommends a vote for ratification of the approval of Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 29, 2004.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Under the rules of the SEC, in order for a stockholder's proposal to be considered for inclusion in our proxy statement for the 2004 annual meeting of stockholders, such proposal must be received at our executive offices at 141 North Civic Drive, Post Office Box 5222, Walnut Creek, California 94596-1222, Attention: Corporate Secretary, no later than the close of business on December 19, 2003. In addition, our bylaws provide for the timing and content of notice which stockholders must provide to our corporate secretary for the nomination of directors or other proposals to be properly presented at a stockholders meeting. Pursuant to these provisions, notice of any such nomination or proposal must be received by us not less than 90 days prior to the date of the meeting.

OTHER MATTERS

        As of the date of this proxy statement, our board of directors knows of no business other than that described above to be presented for action at the annual meeting, but it is intended that all proxies will be exercised upon any other matters and proposals that may properly come before the meeting, or any adjournment or postponement of the meeting, in accordance with the direction of the persons named therein.

EXHIBIT A

LONGS DRUG STORES CORPORATION
2003 EXECUTIVE INCENTIVE PLAN
(As Adopted February 25, 2003)

1.    Purpose

        The purpose of this Plan is to motivate and reward eligible employees for good performance by making a portion of their cash compensation dependent on the achievement of certain Performance Goals related to the performance of Longs Drug Stores Corporation (the "Company") and its operating units. This Plan is designed to ensure that the incentives paid hereunder to executive officers of the Company are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the "Code"). Accordingly, the adoption of this Plan as to "covered employees" under Code Section 162(m) is subject to the approval of the Company's stockholders pursuant to Code Section 162(m).

2.    Definitions

        The following definitions shall be applicable throughout the Plan:

        (a)  "Award" means the amount of bonus payable under the Plan to a Participant with respect to a Performance Period.

        (b)  "Board" means the Board of Directors of the Company.

        (c)  "Committee" means the Compensation Committee of the Board or another Committee designated by the Board which is comprised of two or more "outside directors" as defined in Code Section 162(m).

        (d)  "Participant" means any officer or key employee of the Company who is designated as a Participant by the Committee.

        (e)  "Performance Goals" means one or more objective measurable performance factors as determined by the Committee with respect to each Performance Period based upon one or more factors, including, but not limited to: operating income before provisions for LIFO accounting, taxes, contributions to the Company's profit sharing plan, and executive bonuses; cash flow return on investment; sales revenue; operating cash flow; pre-tax earnings; earnings; profit; earnings before taxes; earnings before interest, depreciation, taxes and amortization; working capital; return on equity; net income; operating income; revenue; earnings per share, economic value added ("EVA"), stock price, price/earnings; return on assets (or total assets) return on earning assets; operating expenses; selling, general and administrative expenses; inventory (or inventory turnover); debt; profit margin (net income/sales); accounts receivable (or accounts receivable turnover, collection periods); writeoffs; cash; cost of goods sold; liquidity (current assets/current liabilities); and debt to equity. Bonuses paid to Participants who are not subject to the limitations of Code Section 162(m) may take into account other factors.

        (f)    "Performance Period" means any period not exceeding 36 months as determined by the Committee, in its sole discretion. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.

        (g)  "Plan" means this Longs Drug Stores Corporation 2003 Executive Incentive Plan, as amended from time to time.

3.    Administration

        The Plan shall be administered by the Committee, which shall have the discretionary authority to interpret the provisions of the Plan, including all decisions on eligibility to participate, the establishment of payment targets and the amount of the Awards payable under the Plan. The decisions of the Committee shall be final and binding on all parties making claims under the Plan.

4.    Eligibility

        Officers and key employees of the Company shall be eligible to participate in the Plan as determined at the sole discretion of the Committee.

5.    Amount of Bonus

        With respect to each Participant, the Committee will establish one or more Performance Periods, an individual Participant incentive target for each Performance Period and the Performance Goal or Goals to be met during such Performance Periods (increased or decreased, in each case in accordance with factors adopted by the Committee with respect to the Performance Period that relate to unusual or extraordinary items). The selection and adjustment of applicable Performance Goals and targets shall occur in compliance with the rules of Code Section 162(m). The maximum amount of any Awards that can be paid under the Plan to any Participant during any Performance Period is the annualized amount of 300% of the highest rate of base salary paid to any executive of the Company with respect to the fiscal year ending in 2003 as reported in the Company's proxy statement for the 2003 annual meeting. The Committee reserves the right, in its sole discretion, to reduce or eliminate the amount of an Award otherwise payable to a Participant with respect to any Performance Period in its sole discretion.

6.    Payment of Bonus

        (a)  Unless otherwise determined by the Committee, a Participant must be on the Company's payroll on the date the bonus is to be paid. The Committee may make exceptions to this requirement in the case of retirement, death or disability or under other circumstances, as determined by the Committee in its sole discretion.

        (b)  Bonus payments may be made (i) in cash, (ii) in shares of Company stock granted under the Company's 1995 Long-Term Incentive Plan, as replaced, modified, amended or supplemented from time to time (the "1995 Stock Plan") or under the Company's Non-Executive Long-Term Incentive Plan, as replaced, modified, amended or supplemented from time to time (the "Non-Executive Plan"), and/or (iii) in options to purchase Company stock granted under the Company's 1995 Stock Plan or the Non-Executive Plan, as determined by the Committee in its sole discretion. The number of shares granted shall be determined by dividing the cash amount forgone by the Fair Market Value (as defined under the 1995 Stock Plan or the Non-Executive Plan) of a share on the date in question. Options granted pursuant to this Section 6 shall have a fair value equal to the amount of cash forgone, which fair value shall be based on the Black-Scholes or other objective method determined by the Committee, in its sole discretion.

        (c)  Any distribution made under this Plan shall occur within a reasonable period of time after the end of the Performance Period in which the Participant has earned the Award; provided, that no Award shall become payable to a Participant with respect to any Performance Period until the Committee has certified in writing that the terms and conditions underlying the payment of such

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Award have been satisfied. The Committee, in its sole discretion, may permit a Participant to defer receipt of cash that would otherwise be delivered to the Participant under this Plan. Any such deferral elections shall be subject to such rules and procedures as determined by the Committee in its sole discretion.

        (d)  If a Participant entitled to the payment of an Award under the Plan dies prior to the distribution of such Award, the distribution shall be made to the Participant's beneficiary, as designated under the Plan, within the same time period in which the Award otherwise would have been paid to the Participant.

7.    General

        (a)  REGISTRATION OF STOCK. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "Act"), any of the shares of Company common stock distributed under the Plan, if any. If the shares of Company common stock distributed under the Plan, if any, are in certain circumstances exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        (b)  TAX WITHHOLDING. The Company shall have the right to deduct from all Awards paid in cash any federal, state or local income and/or payroll taxes required by law to be withheld with respect to such payments. In the case of Awards settled in Company common stock, the person receiving such common stock may be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such common stock or, at the Committee's sole discretion, the Company may withhold a number of shares of Company common stock which have a fair market value equal to the amount of such withholdings. The Company also may withhold from any other amount payable by the Company or any affiliate to the Participant an amount equal to the taxes required to be withheld from any Award.

        (c)  CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. Nothing in the Plan shall confer on any Participant the right to continued employment with the Company or any of its affiliates, or affect in any way the right of the Company or any affiliate to terminate the Participant's employment at any time, and for any reason, or change the participant's responsibilities. Awards represent unfunded and unsecured obligations of the Company and a holder of any right hereunder in respect of any Award shall have no rights other than those of a general unsecured creditor to the Company.

        (d)  BENEFICIARIES. To the extent the Committee permits beneficiary designations, any payment of Awards due under this Plan to a deceased Participant shall be paid to the beneficiary duly designated by the Participant in accordance with the Company's practices. If no such beneficiary has been designated or survives the Participant, payment shall be made to the Participant's legal representative. A beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Committee prior to the Participant's death.

        (e)  NONTRANSFERABILITY. A person's rights and interests under the Plan, including any Award previously made to such person or any amounts payable under the Plan, may not be assigned, pledged, or transferred except, in the event of a Participant's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

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        (f)    INDEMNIFICATION. Each person who is or shall have been a member of the Committee and each employee of the Company or an affiliate who is delegated a duty under the Plan shall be indemnified and held harmless by the Company from and against any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him, provided such loss, cost, liability or expense is not attributable to such person's willful misconduct. Any person seeking indemnification under this provisions shall give the Company prompt notice of any claim and shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        (g)  EXPENSES. The expenses of administering the Plan shall be borne by the Company.

        (h)  PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

        (i)    TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        (j)    INTENT. The intention of the Company and the Committee is to administer the Plan in compliance with Code Section 162(m) so that the Awards paid under the Plan to Participants who are or may become subject to Code Section 162(m) will be treated as performance-based compensation under Code Section 162(m)(4)(C). If any provision of the Plan does not comply with the requirements of Code Section 162(m), then such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

        (k)  GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award shall be determined in accordance with the laws of the State of California (without giving effect to principles of conflicts of laws thereof) and applicable Federal law.

        (l)    AMENDMENTS AND TERMINATION. The Board may terminate the Plan at any time, provided such termination shall not affect the payment of any Awards accrued under the Plan prior to the date of the termination. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided however, that any amendment of the Plan shall be subject to the approval of the Company's shareholders to the extent required to comply with the requirements of Code Section 162(m), or any other applicable laws, regulations or rules.

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EXHIBIT B

LONGS DRUG STORES CORPORATION
1995 LONG-TERM INCENTIVE PLAN
(As amended on February 25, 2003)

1.
PURPOSE

        The purpose of the 1995 Long-Term Incentive Plan is to provide a means through which Longs Drug Stores Corporation, a Maryland Corporation, and its Subsidiaries, may attract and retain the employment of able persons and to provide a means whereby such persons can acquire and maintain stock ownership thereby strengthening their commitment to the welfare of the Company. A further purpose of the Plan is to provide key employees with incentive and reward opportunities designed to enhance the profitable growth of the Company.

2.
DEFINITIONS

        The following definitions shall be applicable throughout the Plan:

          a.    "Award" means, individually or collectively, any Option, Stock Appreciation Right (SAR), Restricted Stock Award or Performance Share Award.

          b.    "Award Period" means a period set by the Committee for Performance Share Awards.

          c.      "Board" means the Board of Directors of the Company.

          d.    "Change in Corporate Control" except as may otherwise be provided in the Award agreement or other applicable agreement, means the occurrence of any of the following:

            (1)  The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who are not part of the same controlled group of the Company immediately prior to such merger, consolidation or other reorganization, and who directly or indirectly in the aggregate owned less than 25% of the Company's combined voting power represented by the Company's outstanding securities immediately prior to such merger, consolidation or other reorganization;

            (2)  The sale, transfer or other disposition of all or substantially all of the Company's assets;

            (3)  A change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the members of the Board (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of directors, to be comprised of individuals who either (i) have been directors continuously since the beginning of such period or (ii) have been elected, or nominated for election, as directors during such period by at least a majority of the directors described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

            (4)  The shareholders of the Company approve the dissolution or liquidation of the Company or the commencement by or against the Company of a case under the federal bankruptcy laws or any other proceeding under any other laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief or there is an involuntary dissolution of the Company; or

            (5)  Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 ("Exchange Act")), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (v), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

              (A)  A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary of the Company;

              (B)  A corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the common stock of the Company;

              (C)  The Company; and

              (D)  Longs Drug Stores California, Inc.

        A transaction shall not constitute a Change in Corporate Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          e.    "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

          f.      "Committee" means the committee of the Board appointed to administer the Plan as referred to in Section 4.

          g.    "Company" means Longs Drug Stores Corporation.

          h.    "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

          i.      "Eligible Employee" means any person who satisfies the requirements of Section 6.

          j.      "Fair Market Value" means the fair market value of a share of Stock, to be determined as follows:

            (1)  For Options and SARs, it shall be the closing price on the New York Stock Exchange ("NYSE") as reported in the Pacific Edition of the Wall Street Journal on a specified date.

            (2)  For Performance Share Awards, it shall be the average of the closing prices of the Stock reported in the Pacific Edition of the Wall Street Journal on the NYSE for the 30 consecutive trading days prior to the "Valuation Date." The "Valuation Date" for the purpose of granting Performance Share Awards shall be the first day of the year in which the Award is made. The "Valuation Date" for the purpose of Performance Share Payments shall be the first business day following the end of the Award Period.

            (3)  If the Stock is not regularly traded on the NYSE, then "Fair Market Value" shall be determined by the Committee on a uniform basis in good faith.

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          k.    "Holder" means a person who has been granted an Option, an SAR, a Restricted Stock Award, or a Performance Share Award or who has succeeded to such Award.

          l.      "Normal Retirement" means, unless the Award agreement or other applicable agreement provides otherwise, Termination by resignation of employment with the Company and any Subsidiary after attaining age 65 or Termination by resignation of employment with the Company and any Subsidiary after attaining age 55 with 10 or more years of employment with the Company or any Subsidiary. With respect to members of the Board who are not also employees of the Company or a Subsidiary, "Normal Retirement" shall have the meaning under the Board policy, if any, applicable to the Board.

          m.    "Option" means an Award granted under Section 7 of the Plan.

          n.    "Performance Share" means an Award granted under Section 9 of the Plan.

          o.    "Plan" means this 1995 Long-Term Incentive Plan.

          p.    "Restricted Stock Award" means an Award granted under Section 10 of the Plan.

          q.    "ROE" means return on average shareholders' equity which is defined as the Company's consolidated net earnings, before extraordinary items, divided by the average of the shareholders' equity at the beginning and end of the year, as set forth in the Company's consolidated statement of earnings and balance sheet for such year. The Committee may, at its sole discretion, include or exclude any extraordinary or unusual items in calculation of ROE. "Average ROE" means, with respect to any one Award Period, the sum of the ROE's achieved in each of the years of the Award Period divided by the number of years in the Award Period.

          r.      "SEC" means the Securities and Exchange Commission.

          s.      "Service" means employment with the Company or a Subsidiary or service as a member of the Board.

          t.      "Stock" means Common Shares of the Company and, after substitution, such other stock as shall be substituted therefor as provided in Section 12.

          u.    "Stock Appreciation Right" (SAR) means an Award granted under Section 8, whether or not granted in conjunction with an Option.

          v.      "Subsidiary" means any "subsidiary corporation" as defined in Code Section 424(f). Subsidiary also includes any entity of which the Company and/or one or more Subsidiaries own not less than 50%.

          w.    "Termination" means, with respect to any person, ceasing to be an employee of the Company or any Subsidiary and a member of the Board. An individual who ceases to be an employee of the Company or a Subsidiary but remains (or becomes prior to such cessation) a member of the Board or who ceases to serve on the Board but remains (or becomes prior to such cessation) an employee shall not be treated as having had a Termination.

3.
EFFECTIVE DATE, DURATION AND SHAREHOLDER APPROVAL

        The Plan originally became effective on May 17, 1994, when the shareholders of the Company approved the Plan and authorized Awards under the Plan for a period of 10 years following such date. The Plan was amended effective on May 21, 2002, when the shareholders of the Company approved an extension for five years of the period during which Awards are authorized to be made

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under the Plan and was subsequently amended on August 20, 2002 (the "Prior Plan"). This Plan as amended and restated on February 25, 2003 (the "Restatement Date") shall become effective only upon shareholder approval. The Prior Plan shall remain in effect pursuant to its terms until such shareholder approval. Following such shareholder approval and subject to the provisions of Section 13, Awards may be made under the Plan until ten years after the Restatement Date. The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

4.
ADMINISTRATION

          a.    COMMITTEE COMPOSITION. A Committee appointed by the Board shall administer the Plan. Unless the Board determines otherwise, the Board's Compensation Committee shall be the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

        The Committee shall consist either (i) of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Options to persons who are officers or directors of the Company under Section 16 of the Exchange Act or (ii) of the Board itself. The Committee shall comply with the requirements of Code Section 162(m) with respect to Awards intended to meet the qualified performance based compensation exception under Code Section 162(m).

        The Board may also appoint one or more separate committees of the Board, each composed of directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Eligible Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Eligible Employees and may determine all terms of such Awards. Notwithstanding the foregoing, the Board shall constitute the Committee with respect to Awards granted to directors who are not employees of the Company or any Subsidiary ("Non-Employee Directors").

          b.    AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

            (1)  selecting Eligible Employees who are to receive Awards under the Plan;

            (2)  determining the type, number, vesting requirements and other features and conditions of such Awards;

            (3)  interpreting the Plan;

            (4)  making all other decisions relating to the operation of the Plan; and

            (5)  establishing such plans or sub-plans under the Plan for the purpose of facilitating Awards to Eligible Employees who are not United States citizens or taxpayers.

        The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

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5.
GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS, RESTRICTED STOCK AWARDS, AND PERFORMANCE SHARE AWARDS; SHARES SUBJECT TO THE PLAN

        The Committee may, from time to time, grant Awards to one or more persons determined by it to be eligible for participation in the Plan in accordance with the provisions of Section 6; provided however that:

          a.    TOTAL SHARES. Subject to Section 12, the aggregate number of shares of Stock made subject to Awards may not exceed 3,400,000 (which includes 1,400,000 shares previously authorized for issuance under the terms of the original Plan, as adjusted for changes in the Company's capitalization). Subject to Section 12, no Eligible Employee shall receive Options and/or SARs during any fiscal year covering in excess of 500,000 shares of Stock (750,000 shares of Stock in connection with the individual's initial employment).

          b.    USE OF SHARES. Such shares shall be deemed to have been used in payment of Performance Shares and SARs only if actually delivered or the Fair Market Value equivalent of such shares is paid in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award.

          c.      ELIGIBLE SHARES. Stock delivered by the Company in settlement under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase.

6.
ELIGIBILITY

        Officers and key employees of the Company or a Subsidiary who, in the opinion of the Committee, are mainly responsible for the continued growth and development and financial success of the business of the Company or any Subsidiary shall be eligible to be granted Awards under the Plan. Non-Employee Directors shall also be eligible to be granted Awards under the Plan.

7.
STOCK OPTIONS

        One or more Options can be granted to any Eligible Employee. Options may be granted as Incentive Stock Options ("ISOs") or nonqualified stock options. Only Eligible Employees employed by the Company or a "subsidiary corporation" of the Company as defined in Code Section 424(f) may be granted ISOs. Options shall be subject to the following terms and conditions:

          a.    OPTION PRICE. The option price per share of Stock shall be set by the grant but in the case of ISOs shall in no instance be less than Fair Market Value on the Date of Grant. Notwithstanding the previous sentence, in the event Options are granted in a corporate transaction in replacement of options of another entity, the option price of such Options may be less than the Fair Market Value and the principles of Code Section 424 shall apply to replacement ISOs.

          b.    FORM OF PAYMENT. At the time of the exercise of the Option, the option price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised, and at the discretion of and on terms acceptable to the Committee, by any other legal means.

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          c.      OTHER TERMS AND CONDITIONS. Each Option shall become exercisable in cumulative installments in such manner and within such period or periods, not to exceed 10 years from its Date of Grant, as set forth in the Stock Option Agreement. No Option shall be exercisable after the expiration of ten years from the date it is granted. Except as set forth below, an Option shall terminate in the event of the Holder's Termination.

        Unless otherwise provided in the Stock Option Agreement, in the event of a Termination, the Holder shall have the right to exercise the Option for the following periods after such Termination, but only to the extent that the Option was exercisable at the date of the Termination and does not otherwise expire by its terms.

            (1)  In the event of Normal Retirement, three years after the date of Termination.

            (2)  In the event of (a) discharge by the Company or any Subsidiary (except for Cause) within two years after the date of a Change in Corporate Control, or (b) resignation of the Holder within the period commencing 180 days after the date of a Change in Corporate Control and ending two years from the date of a Change in Corporate Control, one year after the date of Termination.

            (3)  In the event of the Holder's Termination (except as provided in Section 7c(2) hereof) with the prior written consent of the Company or any Subsidiary or by the Company (or Subsidiary) without Cause, ninety (90) days after the date of such Termination. Such prior written consent may be given only by the Chief Executive Officer of the Company or any Subsidiary or any such officer delegated by the Chief Executive Officer (other than the resigning person) and must specify that it is given for the purpose of the Holder's exercise of the Option.

            (4)  In the event of (a) discharge by the Company or any Subsidiary with Cause (except as provided in Section 7c(2), hereof), or (b) resignation without the prior written consent of the Company or any Subsidiary, on the date of such discharge or resignation.

        For purposes of this Plan, unless otherwise provided for in the Award agreement or other applicable agreement, "Cause" shall mean a commission of any act of fraud, embezzlement or dishonesty; any unauthorized use or disclosure of confidential information or trade secrets of the Company (or any Subsidiary); or any other intentional misconduct adversely affecting the business or affairs of the Company (or any Subsidiary) in a material manner. In the event of Holder's Termination due to death, or death within three months of a Normal Retirement, the Option may be exercised for a period of one year after the date of Holder's death or, if shorter, the remaining term of the Option.

          d.    SPECIAL RULES GOVERNING INCENTIVE STOCK OPTIONS (ISOS). Notwithstanding the foregoing, any ISO granted under the Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

            (1)  No individual will be granted an ISO if that individual owns stock of the Company or any of its Subsidiaries possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless the option price shall not be less than 110% of the Fair Market Value of such stock on the date such Option is granted and the Option by its terms is not exercisable more than five years from the date it is granted;

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            (2)  The aggregate Fair Market Value (determined at the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by any Holder during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000; provided, however, that all or any portion of an Option which cannot be exercised as an ISO because of such limitation shall be treated as a nonqualified stock option; and

            (3)  An ISO that is exercised more than three months after the Holder ceases to be an employee of the Company or a "subsidiary corporation" (as defined in Code Section 424(f)) (one year if the termination of employment was due to "disability" (as defined in Code Section 22(e)(3)) shall be treated as a nonqualified stock option. Notwithstanding the foregoing, if the Holder of an ISO dies, the Option shall continue to be treated as an ISO.

          e.    STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Holder of the Option containing provisions not inconsistent with the Plan as determined by the Committee, and shall be subject to the following additional terms and conditions:

            (1)  Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the Stock Option Agreement.

            (2)  Each Option shall cease to be exercisable, as to any share, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

            (3)  Leaves of absence, approved by the Company or a Subsidiary, shall not constitute the Termination of the Holder.

          f.      EXPIRED OPTIONS. If any Options awarded under the Plan shall be forfeited, cancelled, or not exercised in full, the Stock subject to such Options may again be awarded under the Plan.

          g.    TENDER OFFER OR MERGER. Notwithstanding any other provision, in the event of a public tender offer for all or any portion of the Stock or in the event that a proposal to merge, consolidate, or otherwise combine with, or sell all or a substantial portion of the assets of the Company or a Subsidiary to, another company is submitted for shareholder approval, the Committee may in its sole discretion declare any or all previously granted Options to be immediately exercisable.

          h.    NON-EMPLOYEE DIRECTOR FEES. The Board, in its sole discretion, may permit a Non-Employee Director to elect to receive Options in lieu of director cash fees. Any such elections shall be subject to such rules and procedures as shall be determined by the Board in its sole discretion.

8.
STOCK APPRECIATION RIGHTS

        Any Option granted under the Plan may include an SAR, either at the time of grant or by amendment. SARs may also be granted to an Eligible Employee independent of any prior or contemporaneous Option grant and shall be exercisable as provided therein without regard to any

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Option. In addition to such terms and conditions not inconsistent with the Plan as the Committee shall impose, SARs shall be subject to the following terms:

          a.    RIGHT TO EXERCISE. An SAR granted with an Option shall be exercisable to the extent and only to the extent the Option is exercisable. An SAR not included in an Option shall have a "purchase price" ascribed thereto by the Committee in granting such SAR, which shall not be less than the Fair Market Value of the Stock on the Date of Grant.

          b.    PAYMENT. An exercisable SAR shall entitle the Holder to surrender unexercised the SAR or the Option in which it is included, as the case may be, or any portion thereof, and, to receive in exchange therefore that number of shares of Stock having an aggregate Fair Market Value, as hereinafter defined, equal to the excess of the Fair Market Value of one share over the purchase price per share specified in such SAR or Option times the number of shares called for by the SAR or Option, or portion thereof, which is so surrendered.

        The Committee shall be entitled to elect to settle the Company's obligation arising out of the exercise of an SAR by the payment of cash or partially by the payment of cash and partially by the delivery of shares, the total value of which shall be in either case equal to the aggregate Fair Market Value of the shares it would otherwise be obligated to deliver. The Committee shall also have the right to place such limitations and restrictions on the obligation to make such cash payments or deliver shares under SARs as it, in its sole discretion, deems to be in the best interest of the Company. The Fair Market Value for SAR exercise purposes of shares shall be determined on the basis of prices on the trading day next preceding the date on which the SAR is exercised. To the extent that an SAR included in an Option is exercised, such Option shall be deemed to have been exercised, and shall not be deemed to have lapsed.

          c.      SPECIAL RULES GOVERNING SARS. An SAR not included in an Option shall be evidenced by an agreement between the Company and the Holder in a form approved by the Committee. Any SAR granted under the Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

            (1)  The SAR will lapse no later than the underlying Option for SARs accompanying an Option or, for freestanding SARs, no later than 10 years from its Date of Grant;

            (2)  An SAR accompanying an Option may be exercised only when the Fair Market Value of the Stock exceeds the option price of the Stock subject to the SAR.

          d.    OTHER LIMITATIONS. An SAR shall be subject to such other limitations as the Committee shall impose.

9.
PERFORMANCE SHARES

        One or more Awards of Performance Shares may be made to an Eligible Employee. Performance Shares shall be credited to a Performance Share account to be maintained for each such Holder. Each Performance Share shall be deemed to be the equivalent of one share of Stock of the Company. The Award of Performance Shares under the Plan shall not entitle the Holder to any interest in or to any dividend, voting, or other rights of a shareholder. The value of the Performance Shares in a Holder's Performance Share account at the time of Award or the time of payment shall be the Fair Market Value at any such time of an equivalent number of shares of the Stock (subject to the limitation provided in Section 9c).

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        If any Performance Shares awarded under the Plan shall be forfeited, cancelled, or not paid out in full, such Performance Shares may again be awarded under the Plan. Shares of Stock delivered upon payment of Performance Shares may be either treasury shares, shares purchased for the account of the Holder or authorized and unissued shares, or any combination thereof.

          a.    AWARD GRANTS. Grants of Performance Shares may be made by the Committee in any fiscal year during the term of the Plan. Such shares will be paid out in full or in part on the basis of the Company's performance in terms of (i) ROE over the Award Period following the beginning of the Company's fiscal year in which the Award is made as hereinafter set forth or (ii) such other criteria as determined by the Committee. In determining the size of Awards, the Committee shall take into account a Holder's responsibility level, performance, potential, cash compensation level, and the Fair Market Value of the Company's Stock at the time of Awards, as well as such other considerations as it deems appropriate. For purposes of meeting the qualified performance based compensation exception of Code Section 162(m), such criteria shall be based on one or a combination of the "Performance Goals." Performance Goals may be any of the following: economic value added ("EVA"), operating income before provisions for LIFO accounting, taxes, contributions to the Company's profit sharing plan, and executive bonuses; cash flow return on investment; sales revenue; operating cash flow; pre-tax earnings; earnings; profit; earnings before taxes; earnings before interest, depreciation, taxes and amortization; working capital; ROE; net income; operating income; revenue; earnings per share and stock price, stock price/earnings; return on assets (or total assets), return on earnings assets; operating expenses; selling, general and administrative expenses; inventory (or inventory turnover); debt; profit margin (net income/sales); accounts receivable (accounts receivable turnover, collection periods); writeoffs; cash; cost of goods sold; liquidity (current assets/current liabilities); and debt to equity.

        Unless the Award agreement or applicable agreement provides otherwise, in the event there is a Termination of the Holder during an Award Period, payout would be as follows:

            (1)  Normal Retirement. Payout would be at the end of the Award Period and prorated for service during the Award Period.

            (2)  Resignation or discharge. For resignation with the prior written consent of the Company or a Subsidiary, the payout would be at the end of the Award Period and prorated for service during the Award Period. For resignation other than with such consent (and not constituting Normal Retirement) or for discharge with or without Cause, the Award would be completely forfeited.

            (3)  Death or Disability. Payout would be at the end of the Award Period and prorated for service during the Award Period.

        Subject to Section 12, no Eligible Employee shall receive Performance Shares during any fiscal year in excess of 300,000 Performance Shares (500,000 Performance Shares in connection with the individual's initial employment). Awards cancelled or portions of Awards not paid out in full for any single Holder shall not be included for purposes of this limitation.

          b.    RIGHT TO PAYMENT OF PERFORMANCE SHARES. Following the end of the Award Period, the Holder of a Performance Share shall be entitled to receive payment of an amount based on terms of the applicable Award agreement and the achievement of the performance measures for such Award Period, as determined by the Committee.

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          c.      FORM AND TIMING OF PAYMENT. No payment of Performance Shares shall be made prior to the end of an Award Period. Payment therefore shall be made as soon as practicable after the receipt of audited financial statements relating to the last year of such period. The payment to which a Holder shall be entitled at the end of an Award Period shall be a dollar amount equal to the Fair Market Value at the Valuation Date (as defined in Section 2j(2) hereof) of the number of shares of Stock equal to the number of Performance Shares earned and payable to him/her in accordance with Section 9b. Payment shall normally be made one-half in cash and one-half in Stock; however, the Committee may authorize payment in such other combinations of cash and Stock or all in cash or all in Stock, as it deems appropriate. Issuance of Stock shall be subject to the authorization of the Board.

        The number of shares of Stock to be paid in lieu of cash will be based on the quotient of the portion of the payment not paid in cash and the Fair Market Value of a share of Stock on the date of entitlement.

          d.    TENDER OFFER OR MERGER. Notwithstanding any other provision of the Plan, in the event of any public tender offer for all or any portion of the Stock or in the event that a proposal to merge, consolidate or otherwise combine with, or sell all or a substantial portion of the assets of the Company or a Subsidiary to, another company is submitted for shareholder approval, the Committee may in its sole discretion declare any Award Period ended as of a specific date and accelerate full payments of such awards accordingly.

10.
RESTRICTED STOCK AWARDS.

          a.    RESTRICTION PERIOD TO BE ESTABLISHED BY THE COMMITTEE. One or more Awards of Restricted Stock may be made to an Eligible Employee. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award which shall be not less than one (1) year. Each Restricted Stock Award may have a different Restriction Period, at the discretion of the Committee. In the event of a public tender offer for all or any portion of the Stock or in the event that any proposal to merge, consolidate or otherwise combine with, or sell all or a substantial portion of the assets of the Company or a Subsidiary to, another company is submitted for approval, the Committee may in its sole discretion change or eliminate the Restriction Period. Except as permitted above or pursuant to Section 12, the Restriction Period applicable to a particular Restricted Stock Award shall not be changed.

          b.    OTHER TERMS AND CONDITIONS. Subject to Section 12, no Eligible Employee shall receive Restricted Stock Awards during any fiscal year in excess of 300,000 shares of Stock (500,000 shares of Stock in connection with the individual's initial employment). Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to enjoy all shareholder rights during the Restriction Period with the exception that:

            (1)  The Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired and arrangements satisfactory to the Company for the satisfaction of applicable tax or other withholding shall have been made.

            (2)  The Company may either issue shares subject to such restrictive legends and/or stop-transfer instructions as it deems appropriate or provide for retention of custody of the Stock during the Restriction Period.

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            (3)  A breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause an immediate forfeiture of the Restricted Stock Award, and any dividends withheld thereon.

            (4)  Cash and stock dividends may be either currently paid or withheld by the Company for the Holder's account until the Restriction Period expires. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

        At the discretion of the Committee, Restricted Stock Awards may be granted, or their Restriction Periods may be based upon, criteria including the Performance Goals.

          c.      FORFEITURE PROVISIONS. In the event there is a Termination of Holder during a Restriction Period, unless the Award agreement or other applicable agreement provides otherwise, an Award would be forfeited as follows:

            (1)  Normal Retirement. The Award would be prorated for service during the period and would be received as soon as practicable following retirement.

            (2)  Resignation or discharge. For resignation with the prior written consent of the Company or a Subsidiary, the Award would be prorated for service during the Award Period and received as soon as practicable following resignation. For resignation other than with such consent (and not constituting Normal Retirement) or for discharge with or without Cause, the Award would be completely forfeited.

            (3)  Death or Disability. The Award would be prorated for service during the Award Period and received as soon as practicable following death or disability.

        Dividends withheld by the Company on Restricted Stock that is forfeited shall be retained by the Company.

          d.    PAYMENT FOR RESTRICTED STOCK. A Holder may or may not be required to make any payment for Stock received pursuant to a Restricted Stock Award.

          e.    NON-EMPLOYEE DIRECTOR FORMULA AWARDS. Non-Employee Directors shall be eligible to receive restricted stock awards as described in this Section 7e from and after the date the Board has determined to implement this provision.

            (1)  Upon the conclusion of each regular annual meeting of the Company's shareholders following his or her initial election or appointment, each eligible Non-Employee Director who will continue serving as a member of the Board thereafter shall receive a restricted stock award of up to 5,000 shares of Stock (subject to adjustment under Section 12) or such lesser number of shares as may be determined by the Board. All Stock granted pursuant to this Section 10e shall vest with respect to one-third (1/3) of the shares on each of the first three (3) anniversaries of the date of grant, provided the individual has not sustained a Termination prior to each such vesting date.

            (2)  All Stock granted to Non-Employee Directors under this Section 10e shall become vested in full in the event of a Change in Corporate Control with respect to the Company or upon a Non-Employee Director's Normal Retirement.

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            (3)  All Unvested Stock granted to a Non-Employee Director under this Section 10e shall be forfeited on Termination (except for Normal Retirement).

        In lieu of the restricted stock grants under this Section 10e, the Board in its discretion may elect to have the Formula Awards issued in the form of nonqualified stock options (with an option grant value equivalent to that of the restricted shares as determined by the Company's stock option pricing model) with terms and conditions similar to those specified in this Section 10e.

          f.      NON-EMPLOYEE DIRECTOR FEES. The Board, in its sole discretion, may permit a Non-Employee Director to elect to receive shares of Stock in lieu of director cash fees. Any such elections shall be subject to such rules and procedures as shall be determined by the Board in its sole discretion.

11.
GENERAL

          a.    GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act"), any of the shares of Stock issued under the Plan. If the shares issued under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

          b.    TAX WITHHOLDING. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments. In the case of Awards paid in Stock, the employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. Stock withholding may be permitted in the discretion of the Committee to cover minimum withholding requirements.

          c.      CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary or limit the right of the Company or any Subsidiary to terminate an employee at anytime, with or without cause. A holder of any right hereunder to receive cash or Stock in respect of any Award shall have no rights other than those of a general unsecured creditor of the Company. Awards represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award.

          d.    BENEFICIARIES. To the extent that the Committee allows beneficiary designations, any payment of Awards due under this Plan to a deceased Holder shall be paid to the beneficiary duly designated by the Holder in accordance with the Company's practices. If no such beneficiary has been designated or survives the Holder, payment shall be made to the Holder's legal representative. A beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Committee.

          e.    NONTRANSFERABILITY. Unless otherwise permitted in the Award agreement and then only to the extent allowable by applicable law, a person's rights and interests under

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  the Plan, including any Award previously made to such person or any amounts payable under the Plan, may not be assigned, pledged, or transferred except, in the event of a Holder's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, or, for any Award other than an ISO (or an SAR granted in tandem with an ISO), pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

          f.      INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him/her in connection with or resulting from any claim, action, suit, or proceeding to which he/she may be a party or in which he/she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him/her in satisfaction of judgment in any such action, suit, or proceeding against him/her. He/she shall give the Company an opportunity, at its own expense, to handle and defend the same before he/she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

          g.    RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

          h.    RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

          i.      EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

          j.      PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

          k.    TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.
CHANGES IN CAPITAL STRUCTURE

        Options, SARs, Restricted Stock Awards, Performance Share Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and type (or class) and price per share of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in

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capitalization occurring after the Date of Grant of any such Awards. In the event of any such change in the outstanding Stock, the aggregate number and type (or class) of shares available under the Plan (and pursuant to individual to Award limits) shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

13.
AMENDMENTS AND TERMINATION

        The Board may at any time and for any reason terminate the Plan or, with the express written consent of a Holder for any changes that are detrimental to such Holder, cancel or reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that any amendment of the Plan shall be subject to the approval of the Company's shareholders to the extent required by applicable laws, regulations or rules. The Committee may permit Awards to be granted in exchange for the cancellation of other Awards. The Committee may permit the amendment of Awards, subject to the express written consent of a Holder for any changes that are detrimental to such Holder.

14.
GOVERNING LAW

        The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or applicable Award agreement.

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LONGS DRUG STORES CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 20, 2003
11:00 a.m.

Shadelands Arts Center
11 North Wiget Lane
Walnut Creek, California 94598

Longs Drug Stores Corporation 141 North Civic Drive, Walnut Creek, California	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 20, 2003.

The undersigned appoints R.M. LONG, W.F. BRYANT, W.J. RAINEY and each of them proxies for the undersigned with the powers the undersigned would possess if personally present and with full power of substitution to act and to vote, as designated below, all the shares of the undersigned in Longs Drug Stores Corporation at the annual meeting of its stockholders to be held on Tuesday, May 20, 2003 at 11:00 a.m. and any adjournment or postponement thereof. In the absence of instructions from me, my proxies will vote for all nominees in Proposal 1 and will vote for Proposals 2, 3 and 4. My proxies may vote according to their discretion on any other matter which may properly come before the meeting.

This card also provides voting instructions to the trustee of the Longs Drug Stores California, Inc. Employee Savings and Profit Sharing Plan. The trustee will vote as indicated on the reverse side of this card the shares of common stock credited to my account under the plan.

See reverse for voting instructions.

There are three ways to vote your Proxy
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	COMPANY # CONTROL #

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

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Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 11:00 a.m. (CT) on May 19, 2003.

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You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

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Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/ldg/ — QUICK *** EASY *** IMMEDIATE

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Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12 noon (CT) on May 19, 2003.

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You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

If you vote by Phone or Internet, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, and 4.
1.	Election of directors:	01 W.F. Bryant 02 M.H. Dashe 03 M.S. Metz	04 A.G. Wagner 05 D.E. Knapp	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

/*\ Please fold here /*\

2.	APPROVAL OF 2003 EXECUTIVE INCENTIVE PLAN			☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	APPROVAL OF AMENDED AND RESTATED 1995 LONG-TERM INCENTIVE PLAN			☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	RATIFICATION OF DELOITTE & TOUCHE LLP, OUR INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING JANUARY 29, 2004.			☐	FOR	☐	AGAINST	☐	ABSTAIN

Address Change? Mark Box ☐ Indicate changes below:		If you plan to attend the annual meeting, please mark the WILL ATTEND box.		☐	WILL ATTEND
Dated:

Signature(s) in Box Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.